UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 07513)

Exact name of registrant as specified in charter: Putnam Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: June 30, 2008

Date of reporting period: July 1, 2007 — December 31, 2007

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam International Growth and Income Fund

12|31|07

Semiannual Report

PUTNAM
INVESTMENTS

VALUE FUNDS
look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

4¢
U.S. POSTAGE
3¢

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

With a focus on investment performance, below-average expenses, and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam
International Growth
and Income Fund

12|31|07

Semiannual Report

Message from the Trustees	2
About the fund	4
Performance snapshot	6
Report from the fund managers	7
Performance in depth	13
Expenses	15
Portfolio turnover	17
Risk	18
Your fund’s management	19
Terms and definitions	20
Trustee approval of management contract	22
Other information for shareholders	27
Financial statements	28
Brokerage commissions	51

Cover photograph: © White-Packert Photography

Message from the Trustees

Dear Fellow Shareholder:

As 2008 gets under way, the challenges facing the markets have grown decidedly more acute. What began last year as a rise in defaults for a limited segment of the U.S. mortgage market has quickly spread throughout the financial system globally and has produced a significant tightening of financial conditions. Prospects for global growth have been marked down as a result, and investors have reacted by sending stock prices lower. In the United States, the economy weakened sharply in late 2007, raising the risks of a recession in 2008. Monetary policy has reacted quickly to the situation, and it is likely that fiscal policy too will be engaged shortly to provide additional support for the economy.

As investors, it is natural to feel discouraged and even overwhelmed by disappointing short-term volatility. During these challenging times, it is important to remember the value of a long-term perspective and the counsel of your financial advisor. The normal condition of the economy and corporate earnings is one of growth, albeit with occasional interruptions. As in the past, after a period of weakness the economy is likely to regain its momentum and produce the economic growth and earnings that investors are looking for.

Lastly, Putnam Investments celebrated its 70th anniversary in November. From modest beginnings in Boston, Massachusetts, the company has grown into a global asset manager that serves millions of investors worldwide. Although the mutual fund industry has undergone many changes since George Putnam introduced his innovative balanced

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fund in 1937, Putnam’s guiding principles have not. As we celebrate this 70-year milestone, we look forward to Putnam continuing its long tradition of prudent money management. Thank you for your support of the Putnam funds.

Putnam International Growth and Income Fund:
A value approach to international investing

As a shareholder of Putnam International Growth and Income Fund, you are positioning some of your money in companies outside the United States that Putnam Management believes will benefit from positive changes. While investors should remember that international investing involves economic, political, and currency risks, the fund lets you take advantage of the capital appreciation potential of international companies that are changing to compete in a dynamic global economy.

The fund follows what’s known as a “value” strategy, in which the managers seek to identify undervalued stocks of large and midsize international companies that are considered likely to benefit from positive business changes.

International markets provide a vibrant setting for two types of corporate change —industry deregulation and the privatization of state-owned enterprises. Deregulation gives many large companies greater growth potential, while privatization may allow investors to become shareholders in companies formerly owned by a government.

Other examples of change include corporate restructurings to cut costs and shed unproductive units, which have been particularly prominent developments in companies in Europe and Japan. Mergers and acquisitions, which have increased in frequency and scope in international markets in recent years, can also create compelling value opportunities for investors. To identify and analyze these opportunities, the fund’s management team relies on Putnam’s proprietary research. This research is generated by Putnam analysts based in Boston, as well as in London and Tokyo for better access to information about international markets and companies. Also, Putnam’s value approach includes a disciplined process for selling stocks that the management team believes are fully valued in an effort to reduce the risk of owning overpriced securities.

Putnam International Growth and Income Fund combines the potential benefits of international investing with Putnam’s value strategy. Since 1996, the fund has pursued the capital appreciation potential of undervalued companies in international markets that have undertaken positive changes to compete in the global economy.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Value investing seeks underpriced stocks, but there is no guarantee that a stock’s price will rise.

A rising equity culture fuels the growth of international markets.

Many analysts believe that, as equity markets expand, an “equity culture” forms. In an equity culture, people accept the risk of owning stocks in exchange for the opportunity to earn long-term financial rewards. Signs of a flourishing equity culture include the creation of new markets and investor-friendly regulations.

New markets for equity investing were established as communist economies transitioned to capitalism. In 1989, Slovenia established a stock exchange, followed by Hungary, China, and several other nations.

Investor-friendly regulations help to give investors a sound legal footing. Examples include South Korea’s measures requiring companies to respect minority-shareholder rights, grant real power to independent directors, and open up to foreign ownership.

Market integration and corporate strategies focused
on shareholder value have enhanced value investment
opportunities since the fund launched in 1996.

Performance snapshot

Putnam International
Growth and Income Fund

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 13–14 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

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Report from the fund managers
The period in review

After several years of consistently strong gains, your fund experienced a loss in the final six months of 2007. The result for class A shares during this short period was –3.53% before sales charge, with most of the decline occurring in the fourth calendar quarter.

Equity markets struggled broadly in the latter part of 2007 on concerns that a slowing U.S. economy would drag down growth in other parts of the world. Compared with its benchmark index and mutual fund peers, your fund owned more of the sectors dependent on economic growth. In the financials sector, where mortgage-related difficulties in the United States spread to overseas markets, we owned fewer holdings than the benchmark, but the stocks we owned in this sector underperformed. As a result, the fund’s performance lagged its benchmark and Lipper peer group returns, both of which were essentially flat for the period.

Market overview

The second half of 2007 represented an inflection point in the markets where a number of variables that had been steady suddenly changed. Although your fund invests exclusively in non-U.S. markets, the trigger for the change in market sentiment came from the United States, specifically within the mortgage market.

Lax mortgage-lending practices in 2005 and 2006 resulted in rising debt loads for borrowers with weak credit histories. This situation was sustainable when mortgage rates were extremely low and home prices were rising, but as interest rates rose in early 2007, delinquencies and foreclosures began to spike. In past economic cycles these defaults would have been limited, but the repackaging, securitization, and wide scale distribution of subprime mortgage debt by U.S. investment banks enabled the mortgage crisis to take on global proportions.

A byproduct of the mortgage crisis was the fear that such a major

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economic shock would slow growth in other countries, particularly those that export to the United States. Indeed, consumer spending and sentiment dropped sharply in the final quarter of the year, and the weak holiday shopping season had repercussions for manufacturers, packagers, shippers, and related businesses around the globe.

As prospects for the global economy dimmed, investors shifted their allocations to the stocks of growth-style companies, whose earnings are relatively stable and less dependent upon the spending patterns of consumers and businesses. Examples of growth companies are those in the beverage, drug, and technology sectors — firms that sell products and services that are either too inexpensive, important, or omnipresent to be affected by changes in the economic cycle. Although many studies have demonstrated that value-style investing has delivered superior results over the long term, there are distinct periods of time when growth investing has outperformed. We believe we are in one of those periods now.

Strategy overview

Your fund’s strategy of seeking capital appreciation through undervalued international stocks remained the same during the period, although we made several changes to our holdings and industry weightings in light of the market’s sudden shift. Historically, our portfolio strategy places primary

Broad market index and fund performance

This comparison shows your fund’s performance in the context of different market sectors for the six months ended 12/31/07. See page 6 and pages 13–14 for additional fund performance information. Index descriptions can be found on page 21.

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importance on fundamental analysis of individual stocks. We try to find securities that are misunderstood and undervalued by the market. Often, these are stocks of companies with niche positions in their industries. This bottom-up approach is supported by top-down analysis, which seeks to identify opportunities within the broader context of international regions and sectors.

As the mortgage-related issues spread to foreign banks that held repackaged mortgage debt, we saw that panicked investors were selling bank stocks indiscriminately. We took the opportunity to reduce or sell some companies we believed to have subprime exposure, such as Societe Generale (France) and Deutsche Bank AG (Germany), but we bought others such as Belgium-based KBC Bank, about which we felt fears were overblown. Given the widespread nature of selling, our changes to holdings in the financials sector were not sufficient to prevent losses. However, we believe they will be borne out when the more emotional responses subside and investors return to evaluating companies on the basis of their underlying fundamentals.

Outside of the financials sector, the portfolio was generally overweight (relative to fund’s benchmark) in some sectors that are particularly sensitive to economic shifts, such as the basic materials, energy, and consumer cyclicals. This positioning hurt performance during the period, as investors looked to

Comparison of top sector weightings

This table shows the fund’s top holdings, and the percentage of the fund’s net assets that each represented, as of 12/31/07. The fund’s holdings will change over time.

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growth-style names. However, it is our belief that the global economic pullback will be short lived, and that we will be rewarded in 2008.

A final consequence of the shift in investor sentiment from value to growth was that companies once considered prime takeover candidates were suddenly no longer targets, as acquirers reconsidered the wisdom of making an acquisition in a potentially slowing economic environment.

Your fund’s holdings

Even in a difficult period for the fund, many holdings performed well and contributed to performance. Some of the strongest performances came from holdings in the energy sector, including Lukoil (Russia) and China Petroleum(China). Across the globe, demand for energy has pushed prices to new highs, including a record-setting $100 for a barrel of oil.

Another positive theme in the portfolio is the economic strength and maturation of emerging markets. Countries such as China, India, and Brazil have enjoyed strong market returns as proliferation of both industrial- and service-related business takes an ever-larger share of GDP away from agriculture. In addition to making some direct investments in emerging markets, we have sought opportunities in companies generating business in those markets. Belgium-based Bekaert S.A. produces and markets wire harness systems widely

Top 10 holdings

This table shows the fund’s top 10 holdings, and the percentage of the fund’s net assets that each represented, as of 12/31/07. Also shown is each holding’s country location, and the specific industry in which the company operates. The fund’s holdings will change over time.

HOLDING (percentage of fund’s net assets)	COUNTRY	INDUSTRY

BP PLC (3.0%)	United Kingdom	Oil & gas

Banco Santander Central Hispano SA (2.8%)	Spain	Banking

Allianz SE (2.4%)	Germany	Insurance

Nestle SA (2.4%)	Switzerland	Food

BNP Paribas SA (2.2%)	France	Banking

Total SA (2.2%)	France	Oil & gas

DaimlerChrysler AG (1.9%)	Germany	Automotive

Enel SpA (1.9%)	Italy	Electric utilities

Barclays PLC (1.9%)	United Kingdom	Banking

Orkla ASA (1.8%)	Norway	Conglomerate

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used in radial tires sold in China. Also, Japan’s Suzuki Motors has enjoyed success developing a sustainable business in India and other emerging Asian economies. The company sells motorcycles and inexpensive, light-utility vehicles popular with and affordable to the emerging middle class in these regions. Suzuki Motors has expanded its network of dealerships, improving repairs and access to spare parts in India — a practical necessity, given the condition of many roads in India.

Stocks that detracted from performance include those in the already-discussed financials sector, such as Barclays PLC (United Kingdom) and Allied Irish Banks (Ireland). Outside the financials sector, Telefonaktiebolaget LM Ericsson was one stock that hurt performance. The Swedish company makes networking equipment for telecommunications providers and reduced its earnings guidance for next year, which hurt the stock’s price. The company is currently building many basic networks, which have relatively low profit margins, but as customers begin to expand these networks with more specialized equipment, the company’s profit margins should increase. We find the stock’s valuations quite attractive at current levels.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

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The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

As this report is being prepared, the financial crisis that began with subprime lending in the United States is continuing to take its toll on markets around the world. For the time being, conditions have become less favorable in international markets, and the risks have increased compared with the environment of the previous fiscal year. We believe that while acute today, the market turmoil and economic weakness will be short-lived. While we wait out this storm, many international markets still offer an attractive investment environment propelled by stronger economic growth than in the United States.

Our experience tells us that it is also precisely in these highly charged market environments that value investors often find compelling long-term investment opportunities. In the coming months, we plan to continue to focus on finding quality companies that occupy niche positions in their industries, take advantage of growth in the developing world, or satisfy demand for the key ingredients of a growing global economy, such as cement, steel, and basic machinery.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of fluctuations in the value of your investment. Value investing seeks underpriced stocks, but there is no guarantee that a stock’s price will rise.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended December 31, 2007, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 12/31/07

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(8/1/96)		(8/1/96)		(2/1/99)		(8/1/96)		(12/1/03)	(10/2/00)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	10.93%	10.36%	10.09%	10.09%	10.12%	10.12%	10.38%	10.03%	10.65%	11.14%

10 years	149.67	135.25	131.21	131.21	132.21	132.21	137.28	129.06	143.42	154.99
Annual average	9.58	8.93	8.74	8.74	8.79	8.79	9.03	8.64	9.30	9.81

5 years	162.11	147.15	152.17	150.17	152.20	152.20	155.48	146.65	158.75	165.33
Annual average	21.25	19.84	20.32	20.13	20.32	20.32	20.63	19.79	20.94	21.55

3 years	57.07	48.09	53.58	50.58	53.54	53.54	54.68	49.27	55.88	58.37
Annual average	16.24	13.98	15.37	14.62	15.36	15.36	15.65	14.29	15.95	16.56

1 year	7.42	1.25	6.59	2.07	6.57	5.67	6.92	3.20	7.10	7.74

6 months	–3.53	–9.08	–3.93	–8.00	–3.93	–4.75	–3.74	–7.13	–3.67	–3.38

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively, as of 1/2/08. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class C, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 90 days of purchase.

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Comparative index returns For periods ended 12/31/07

	S&P/Citigroup World	Lipper International
	Ex-U.S. Value Primary	Large-Cap Value Funds
	Market Index	category average*

Annual average
(life of fund)	10.48%	10.05%

10 years	182.27	151.59
Annual average	10.93	9.60

5 years	196.29	170.91
Annual average	24.26	21.98

3 years	67.88	59.47
Annual average	18.85	16.80

1 year	13.39	10.26

6 months	0.89	–0.73

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 12/31/07, there were 62, 53, 29, 25, 12, and 11 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 12/31/07

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.294		$0.143	$0.167	$0.204		$0.277	$0.334

Capital gains

Long-term	1.289		1.289	1.289	1.289		1.289	1.289

Short-term	0.987		0.987	0.987	0.987		0.987	0.987

Total	$2.570		$2.419	$2.443	$2.480		$2.553	$2.610

Share value:	NAV	POP*	NAV	NAV	NAV	POP*	NAV	NAV

6/30/07	$17.36	$18.42	$17.03	$17.15	$17.25	$17.88	$17.21	$17.44

12/31/07	14.11	14.97	13.88	13.97	14.06	14.57	13.96	14.17

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Reflects an increase in sales charges that took effect on 1/2/08.

Fund’s annual operating expenses For the fiscal year ended 6/30/07

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses*	1.34%	2.09%	2.09%	1.84%	1.59%	1.09%

Total annual fund
operating expenses	1.35	2.10	2.10	1.85	1.60	1.10

* Reflects Putnam Management’s decision to contractually limit expenses through 6/30/08.

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

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Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam International Growth and Income Fund from July 1, 2007, to December 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 6.27	$ 9.96	$ 9.96	$ 8.73	$ 7.50	$ 5.04

Ending value (after expenses)	$964.70	$960.70	$960.70	$962.60	$963.30	$966.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended December 31, 2007, use the calculation method below. To find the value of your investment on July 1, 2007, call Putnam at 1-800-225-1581.

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Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 6.44	$ 10.23	$ 10.23	$ 8.97	$ 7.71	$ 5.18

Ending value (after expenses)	$1,018.75	$1,014.98	$1,014.98	$1,016.24	$1,017.50	$1,020.01

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund's annualized
expense ratio	1.27%	2.02%	2.02%	1.77%	1.52%	1.02%

Average annualized expense
ratio for Lipper peer group*	1.35%	2.10%	2.10%	1.85%	1.60%	1.10%

* Putnam is committed to keeping fund expenses below the Lipper peer group average expense ratio and will limit fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times and for different periods. The fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 12/31/07.

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Your fund’s
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons

Percentage of holdings that change every year

	2007	2006	2005	2004	2003

Putnam International Growth
and Income Fund	105%	94%	62%	71%	67%

Lipper International Large-Cap
Value Funds category average	63%	59%	67%	97%	106%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on June 30. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2007 is based on information available as of 12/31/07.

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Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar® Risk

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of December 31, 2007. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2007 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

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Your fund’s management

Your fund is managed by the members of the Putnam International Value Team. Pamela Holding is the Portfolio Leader and Darren Jaroch is a Portfolio Member of your fund. The Portfolio Leader and Portfolio Member coordinate the team’s management of the fund.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Member have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of December 31, 2007, and December 31, 2006.

Trustee and Putnam employee fund ownership

As of December 31, 2007, all of the Trustees on the Board of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$ 584,000	$ 91,000,000

Putnam employees	$8,962,000	$690,000,000

Other Putnam funds managed by the Portfolio Leader and Portfolio Member

Pamela Holding and Darren Jaroch are not Portfolio Leaders or Portfolio Members of any other Putnam mutual funds, but they may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

19

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

20

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P/Citigroup World Ex-U.S. Value Primary Market Index (PMI) is an unmanaged index of mostly large- and some small-cap stocks from developed countries, excluding the United States, chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

21

Trustee approval of
management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract between Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), and Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2007, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract and sub-management contract, effective July 1, 2007. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

In addition, in anticipation of the sale of Putnam Investments to Great-West Lifeco, at a series of meetings ending in March 2007, the Trustees reviewed and approved new management and distribution arrangements to take effect upon the change of control. Shareholders of all funds approved the management contracts in May 2007, and the change of control transaction was completed on August 3, 2007. Upon the change of control, the management contracts that were approved by the Trustees in June 2007 automatically terminated and were replaced by new contracts that had been approved by shareholders. In connection with their review for the June 2007 continuance of the Putnam funds’ management contracts, the Trustees did not identify any facts or circumstances that would alter the substance of the conclusions and recommendations they made in their review of the contracts to take effect upon the change of control.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured

22

particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 17th percentile in management fees and in the 45th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2006 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management had committed to maintain at least through 2007. In anticipation of the change of control of Putnam Investments, the Trustees requested, and received a commitment from Putnam Management and Great-West Lifeco, to extend this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any

23

applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2007, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2006. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, and to consider the potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the

24

experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper International Large-Cap Value Funds) for the one-, three- and five-year periods ended March 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

28th	36th	45th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2007, there were 35, 33, and 28 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

25

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the custodian agreement, the Trustees considered that, effective January 1, 2007, the Putnam funds had engaged State Street Bank and Trust Company as custodian and began to transition the responsibility for providing custody services away from PFTC.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper International Large-Cap Value Funds category for the one-, five- and ten-year periods ended December 31, 2007 , were 78%, 54%, and 47%, respectively. Over the one-, five- and ten-year periods ended December 31, 2007, the fund ranked 42nd out of 53, 14th out of 25, and 6th out of 12 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

26

Other information
for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

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Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

28

The fund’s portfolio 12/31/07 (Unaudited)

COMMON STOCKS (99.4%)*

	Shares	Value

Aerospace and Defense (0.5%)
MTU Aero Engines Holding AG (Germany)	111,644	$6,473,789

Airlines (1.1%)
Singapore Airlines, Ltd. (Singapore)	1,121,540	13,423,747

Automotive (4.9%)
Bayerische Motoren Werke (BMW) AG (Germany)	178,142	10,985,035
DaimlerChrysler AG (Germany)	238,170	23,037,349
Denso Corp. (Japan)	191,600	7,809,605
Renault SA (France)	72,900	10,214,497
Suzuki Motor Corp. (Japan)	222,000	6,696,293
		58,742,779

Banking (16.0%)
Allied Irish Banks PLC (Ireland)	458,995	10,532,535
Banco Santander Central Hispano SA (Spain)	1,519,271	32,776,635
Barclays PLC (United Kingdom)	2,183,680	22,056,333
BNP Paribas SA (France)	242,581	26,039,671
Commerzbank AG (Germany)	304,100	11,494,155
Daegu Bank (South Korea)	472,080	7,747,893
DBS Group Holdings, Ltd. (Singapore)	421,000	5,966,061
DnB Holdings ASA (Norway)	1,199,800	18,198,366
HSBC Holdings PLC (United Kingdom)	733,220	12,264,213
KBC Groupe SA (Belgium)	100,112	13,962,617
Oversea-Chinese Banking Corp. (Singapore)	1,033,000	5,960,762
Unibanco-Uniao de Bancos Brasileiros SA ADR (Brazil)	65,800	9,188,312
UniCredito Italiano SpA (Italy)	1,730,500	14,381,803
		190,569,356

Basic Materials (1.4%)
Anglo American PLC (United Kingdom)	278,903	16,854,203

Beverage (1.2%)
Britvic PLC (United Kingdom)	969,931	6,628,501
SABMiller PLC (United Kingdom)	266,371	7,473,151
		14,101,652

Chemicals (1.7%)
BASF AG (Germany)	79,900	11,791,790
LG Chemical, Ltd. (South Korea)	90,510	8,629,174
		20,420,964

Communications Equipment (2.4%)
Alcatel SA (France)	419,744	3,047,274
Nokia OYJ (Finland)	451,753	17,370,106
Telefonaktiebolaget LM Ericsson AB Class B (Sweden)	3,251,000	7,606,342
		28,023,722

29

COMMON STOCKS (99.4%)* continued

	Shares	Value

Computers (2.1%)
Mitsubishi Electric Corp. (Japan)	1,219,000	$12,626,385
Wincor Nixdorf AG (Germany)	126,225	11,878,574
		24,504,959

Conglomerates (3.9%)
Investor AB Class B (Sweden)	469,200	10,566,285
Mitsubishi Corp. (Japan)	526,000	14,369,560
Orkla ASA (Norway)	1,130,550	21,781,606
		46,717,451

Construction (1.1%)
Buzzi Unicem SpA (Italy)	318,015	8,715,309
NCC AB Class B (Sweden)	226,400	4,818,556
		13,533,865

Consumer (1.9%)
Christian Dior SA (France)	69,203	9,038,772
Matsushita Electric Industrial Co., Ltd. (Japan)	682,000	13,993,318
		23,032,090

Distribution (2.2%)
Jeronimo Martins, SGPS, SA (Portugal)	1,716,444	13,445,580
Samsung Corp. (South Korea)	125,780	9,560,152
Travis Perkins PLC (United Kingdom)	128,019	3,038,466
		26,044,198

Electric Utilities (3.4%)
E.On AG (Germany)	80,257	17,016,738
Enel SpA (Italy)	1,941,592	22,884,600
		39,901,338

Electrical Equipment (1.1%)
Bekaert SA (Belgium)	52,526	7,063,872
Tognum AG (Germany) †	115,260	3,442,800
Tognum AG 144A (Germany) †	79,200	2,365,693
		12,872,365

Electronics (2.0%)
Chartered Semiconductor Manufacturing, Ltd. (Singapore) †	8,298,000	5,539,019
Compal Electronics, Inc. (Taiwan)	5,077,445	5,532,041
Samsung Electronics Co., Ltd. (South Korea)	22,052	12,964,768
		24,035,828

Engineering & Construction (2.1%)
Chiyoda Corp. (Japan)	534,000	6,121,352
Daito Trust Construction Co., Ltd. (Japan)	249,700	13,894,968
YIT OYJ (Finland) ##	206,500	4,456,295
		24,472,615

30

COMMON STOCKS (99.4%)* continued

	Shares	Value

Financial (2.9%)
Guoco Group, Ltd. (Hong Kong)	729,000	$9,728,305
ORIX Corp. (Japan)	49,240	8,258,222
Onex Corp (Canada)	252,158	8,887,890
Shinhan Financial Group Co., Ltd. (South Korea)	132,160	7,584,985
		34,459,402

Food (3.0%)
Nestle SA (Switzerland)	61,623	28,212,825
WM Morrison Supermarkets PLC (United Kingdom)	1,127,804	7,253,626
		35,466,451

Health Care Services (1.2%)
Suzuken Co., Ltd. (Japan)	414,000	14,795,351

Household Furniture and Appliances (0.5%)
Electrolux AB Class B (Sweden)	333,000	5,553,039

Insurance (7.8%)
Allianz SE (Germany)	134,825	28,797,372
Axa SA (France)	542,073	21,553,094
ING Canada, Inc. (Canada)	247,200	9,866,086
ING Groep NV (Netherlands)	335,091	13,061,119
Zurich Financial Services AG (Switzerland)	66,408	19,526,525
		92,804,196

Investment Banking/Brokerage (2.3%)
3i Group PLC (United Kingdom)	441,205	8,743,424
Credit Suisse Group (Switzerland)	184,964	11,112,080
Deutsche Bank AG (Germany)	386	49,859
UBS AG (Switzerland)	170,216	7,898,103
		27,803,466

Manufacturing (2.0%)
Cookson Group PLC (United Kingdom)	558,809	7,776,945
Glory, Ltd. (Japan)	369,300	8,599,786
NSK, Ltd. (Japan)	688,000	7,161,905
		23,538,636

Metals (3.9%)
Boliden AB (Sweden)	636,800	7,893,138
JFE Holdings, Inc. (Japan)	208,600	10,542,157
Salzgitter AG (Germany)	63,351	9,313,866
Teck Cominco, Ltd. Class B (Canada)	173,300	6,185,171
voestalpine AG (Austria)	183,246	13,101,072
		47,035,404

Natural Gas Utilities (0.9%)
Tokyo Gas Co., Ltd. (Japan)	2,379,000	11,139,646

31

COMMON STOCKS (99.4%)* continued

	Shares	Value

Oil & Gas (9.9%)
BP PLC (United Kingdom)	2,908,250	$35,464,834
China Petroleum & Chemical Corp. (China)	7,310,000	10,872,156
Lukoil ADR (Russia)	105,800	9,130,540
Petroleo Brasileiro SA ADR (Brazil) (S)	112,390	12,951,824
Royal Dutch Shell PLC Class B (Netherlands)	323,630	13,496,581
Statoil ASA (Norway)	340,632	10,533,330
Total SA (France)	312,202	25,873,188
		118,322,453

Pharmaceuticals (2.2%)
Ono Pharmaceutical Co., Ltd. (Japan)	280,600	13,162,614
Roche Holding AG (Switzerland)	48,866	8,410,178
UCB SA (Belgium)	105,703	4,760,592
		26,333,384

Photography/Imaging (0.8%)
Fuji Photo Film Cos., Ltd. (Japan)	231,000	9,820,212

Publishing (0.3%)
Mecom Group PLC (United Kingdom) †	3,244,651	3,278,361

Real Estate (0.5%)
Great Eagle Holdings, Ltd. (Hong Kong) (R)	1,555,000	5,744,340

Retail (2.4%)
Lawson, Inc. (Japan)	251,400	8,926,818
Onward Kashiyama Co., Ltd. (Japan)	724,000	7,419,128
Pinault-Printemps-Redoute SA (France)	34,861	5,565,712
Praktiker Bau- und Heimwerkermaerkte AG (Germany)	241,218	7,124,928
		29,036,586

Semiconductor (0.4%)
Greatek Electronics, Inc. (Taiwan)	3,881,520	4,723,148

Shipping (0.5%)
Neptune Orient Lines, Ltd. (Singapore)	2,124,000	5,716,932

Telecommunications (5.2%)
BCE, Inc. (Canada)	325,200	12,989,000
Globe Telecom, Inc. (Philippines)	29,560	1,125,672
Koninklijke (Royal) KPN NV (Netherlands)	847,021	15,297,246
Nippon Telegraph & Telephone (NTT) Corp. (Japan)	2,525	12,532,578
Vodafone Group PLC (United Kingdom)	5,403,267	20,080,377
		62,024,873

Telephone (0.8%)
Telefonos de Mexico SA de CV (Telmex) (Mexico)	4,947,658	9,163,590

32

COMMON STOCKS (99.4%)* continued

	Shares	Value

Tobacco (1.4%)
Japan Tobacco, Inc. (Japan)	2,698	$16,044,227

Trucks & Parts (0.6%)
GKN PLC (United Kingdom)	1,232,442	6,845,340

Utilities & Power (0.9%)
Tenaga Nasional Berhad (Malaysia)	3,658,700	10,591,649

Total common stocks (cost $1,071,056,510)		$1,183,965,607

SHORT-TERM INVESTMENTS (1.9%)*

	Principal amount/shares	Value

Short-term investments held as collateral for loaned
securities with yields ranging from 1.00% to 6.50%
and due dates ranging from January 2, 2008
to February 22, 2008 (d)	$11,954,637	$11,928,000
Putnam Prime Money Market Fund (e)	10,525,694	10,525,694

Total short-term investments (cost $22,453,694)		$22,453,694

TOTAL INVESTMENTS

Total investments (cost $1,093,510,204)		$1,206,419,301

* Percentages indicated are based on net assets of $1,191,652,507.

† Non-income-producing security.

## Forward commitments (Note 1).

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(R) Real Estate Investment Trust.

(S) Securities on loan, in part or in entirety, at December 31, 2007.

At December 31, 2007, liquid assets totaling $28,689,038 have been designated as collateral for open forward commitments and forward contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR after the name of a foreign holding stands for American Depository Receipts, representing ownership of foreign securities on deposit with a custodian bank.

33

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of issue at December 31, 2007 (as a percentage of Portfolio Value):

Austria	1.1%	Netherlands	3.5%
Belgium	2.2	Norway	4.2
Brazil	1.8	Portugal	1.1
Canada	3.2	Russia	0.8
China	0.9	Singapore	3.1
Finland	1.8	South Korea	3.9
France	8.5	Spain	2.7
Germany	12.0	Sweden	3.0
Hong Kong	1.3	Switzerland	6.3
Ireland	0.9	Taiwan	0.9
Italy	3.8	United Kingdom	13.2
Japan	17.1	United States	0.9
Malaysia	0.9	Other	0.1
Mexico	0.8
		Total	100.0%

FORWARD CURRENCY CONTRACTS TO BUY at 12/31/07 (aggregate face value $192,983,650) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$73,922,307	$74,734,762	1/16/08	$ (812,455)
British Pound	53,650,278	55,538,423	3/19/08	(1,888,145)
Canadian Dollar	62,993,910	62,710,465	1/16/08	283,446

Total				$(2,417,154)

FORWARD CURRENCY CONTRACTS TO SELL at 12/31/07 (aggregate face value $163,358,837) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$ 4,363,075	$ 4,323,300	1/16/08	$ (39,775)
Canadian Dollar	17,405,450	17,971,635	1/16/08	566,185
Euro	46,436,499	46,829,369	3/19/08	392,870
Japanese Yen	30,512,727	29,977,107	2/20/08	(535,620)
Norwegian Krone	39,863,770	39,358,596	3/19/08	(505,174)
Swedish Krona	9,076,061	9,143,453	3/19/08	67,392
Swiss Franc	15,660,722	15,755,377	3/19/08	94,655

Total				$ 40,533

The accompanying notes are an integral part of these financial statements.

34

Statement of assets and liabilities 12/31/07 (Unaudited)

ASSETS

Investment in securities, at value, including $11,691,428 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,082,984,510)	$1,195,893,607
Affiliated issuers (identified cost $10,525,694) (Note 5)	10,525,694

Cash	113

Foreign currency (cost $2,952,630) (Note 1)	2,929,960

Dividends, interest and other receivables	2,169,209

Receivable for shares of the fund sold	1,799,469

Receivable for securities sold	6,685,423

Receivable for open forward currency contracts (Note 1)	1,449,483

Receivable for closed forward currency contracts (Note 1)	125,674

Foreign tax reclaim receivable	156,718

Total assets	1,221,735,350

LIABILITIES

Payable for securities purchased	5,285,174

Payable for purchases of delayed delivery securities (Note 1)	2,069,876

Payable for shares of the fund repurchased	2,124,309

Payable for compensation of Manager (Notes 2 and 5)	2,253,966

Payable for investor servicing (Note 2)	221,772

Payable for custodian fees (Note 2)	85,534

Payable for Trustee compensation and expenses (Note 2)	142,607

Payable for administrative services (Note 2)	1,992

Payable for distribution fees (Note 2)	776,734

Payable for open forward currency contracts (Note 1)	3,826,104

Payable for closed forward currency contracts (Note 1)	1,203,523

Collateral on securities loaned, at value (Note 1)	11,928,000

Other accrued expenses	163,252

Total liabilities	30,082,843

Net assets	$1,191,652,507

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,089,369,090

Distributions in excess of net investment income (Note 1)	(7,788,184)

Accumulated net realized loss on investments
and foreign currency transactions (Note 1)	(418,307)

Net unrealized appreciation of investments
and assets and liabilities in foreign currencies	110,489,908

Total — Representing net assets applicable to capital shares outstanding	$1,191,652,507

(Continued on next page)

35

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($922,901,469 divided by 65,408,591 shares)	$14.11

Offering price per class A share
(100/94.25 of $14.11)*†	$14.97

Net asset value and offering price per class B share
($148,112,914 divided by 10,669,857 shares)**	$13.88

Net asset value and offering price per class C share
($45,301,691 divided by 3,241,788 shares)**	$13.97

Net asset value and redemption price per class M share
($20,583,669 divided by 1,464,054 shares)	$14.06

Offering price per class M share
(100/96.50 of $14.06)*†	$14.57

Net asset value, offering price and redemption price per class R share
($2,685,805 divided by 192,342 shares)	$13.96

Net asset value, offering price and redemption price per class Y share
($52,066,959 divided by 3,675,424 shares)	$14.17

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† Reflects a maximum front-end sales charge for class A and M shares of 5.75% and 3.50%, respectively, which became effective on January 2, 2008.

The accompanying notes are an integral part of these financial statements.

36

Statement of operations Six months ended 12/31/07 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $888,395)	$ 10,153,803

Interest (including interest income of $391,998
from investments in affiliated issuers) (Note 5)	428,809

Securities lending	5,848

Total investment income	10,588,460

EXPENSES

Compensation of Manager (Note 2)	4,409,994

Investor servicing fees (Note 2)	1,392,477

Custodian fees (Note 2)	89,182

Trustee compensation and expenses (Note 2)	22,836

Administrative services (Note 2)	13,213

Distribution fees — Class A (Note 2)	1,164,544

Distribution fees — Class B (Note 2)	822,632

Distribution fees — Class C (Note 2)	239,010

Distribution fees — Class M (Note 2)	82,390

Distribution fees — Class R (Note 2)	5,207

Other	212,398

Non-recurring costs (Notes 2 and 6)	2,019

Costs assumed by Manager (Notes 2 and 6)	(2,019)

Fees waived and reimbursed by Manager (Note 5)	(6,792)

Total expenses	8,447,091

Expense reduction (Note 2)	(91,530)

Net expenses	8,355,561

Net investment income	2,232,899

Net realized gain on investments (Notes 1 and 3)	27,014,843

Net realized gain on foreign currency transactions (Note 1)	3,249,866

Net unrealized depreciation of assets and liabilities
in foreign currencies during the period	(8,057,099)

Net unrealized depreciation of investments during the period	(70,963,505)

Net loss on investments	(48,755,895)

Net decrease in net assets resulting from operations	$(46,522,996)

The accompanying notes are an integral part of these financial statements.

37

Statement of changes in net assets

INCREASE IN NET ASSETS

	Six months ended	Year ended
	12/31/07*	6/30/07

Operations:
Net investment income	$ 2,232,899	$ 12,056,271

Net realized gain on investments
and foreign currency transactions	30,264,709	160,841,357

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(79,020,604)	85,422,940

Net increase (decrease) in net assets resulting from operations	(46,522,996)	258,320,568

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class A	(16,282,106)	(19,300,160)

Class B	(1,303,497)	(3,298,724)

Class C	(463,255)	(814,858)

Class M	(255,888)	(426,015)

Class R	(42,008)	(27,395)

Class Y	(1,027,557)	(618,058)

Net realized short-term gain on investments

Class A	(54,661,356)	—

Class B	(8,996,867)	—

Class C	(2,737,918)	—

Class M	(1,238,048)	—

Class R	(149,681)	—

Class Y	(3,036,522)	—

From net realized long-term gain on investments

Class A	(71,386,513)	(50,573,567)

Class B	(11,749,707)	(12,530,723)

Class C	(3,575,659)	(2,829,508)

Class M	(1,616,863)	(1,362,287)

Class R	(195,481)	(72,286)

Class Y	(3,965,630)	(1,498,162)

Redemption fees (Note 1)	12,647	42,076

Increase from capital share transactions (Note 4)	237,361,449	142,832,205

Total increase in net assets	8,166,544	307,843,106

(Continued on next page)

38

Statement of changes in net assets (Continued)

NET ASSETS

	Six months ended	Year ended
	12/31/07*	6/30/07

Beginning of period	$1,183,485,963	$ 875,642,857

End of period (including distributions in excess of net
investment income of $7,788,184 and undistributed
net investment income of $9,353,228, respectively)	$1,191,652,507	$1,183,485,963

* Unaudited

The accompanying notes are an integral part of these financial statements.

39

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

			Net							Total			Ratio of net
	Net asset		realized and	Total	From	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net	net realized			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	gain on	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	income	investments	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
December 31, 2007**	$17.36	.04(d)	(.72)	(.68)	(.29)	(2.28)	(2.57)	—(g)	$14.11	(3.53)*	$922,901	.64* (d)	.26* (d)	30.14*
June 30, 2007	14.80	.22(d)	3.90	4.12	(.43)	(1.13)	(1.56)	—(g)	17.36	29.14	914,680	1.34(d)	1.37(d)	105.32
June 30, 2006	11.68	.24(d,e)	3.04	3.28	(.16)	—	(.16)	—(g)	14.80	28.23	623,921	1.39(d,e)	1.76(d,e)	94.24
June 30, 2005	10.39	.16(d,f)	1.22	1.38	(.09)	—	(.09)	—(g)	11.68	13.27	416,868	1.38(d)	1.46(d,f)	62.40
June 30, 2004	7.99	.08(d)	2.45	2.53	(.13)	—	(.13)	—(g)	10.39	31.80	313,716	1.45(d)	.89(d)	71.43
June 30, 2003	8.77	.10	(.78)	(.68)	(.10)	—	(.10)	—	7.99	(7.67)	329,904	1.41	1.33	66.54

CLASS B
December 31, 2007**	$17.03	(.02)(d)	(.71)	(.73)	(.14)	(2.28)	(2.42)	—(g)	$13.88	(3.93)*	$148,113	1.02* (d)	(.11)* (d)	30.14*
June 30, 2007	14.53	.08(d)	3.85	3.93	(.30)	(1.13)	(1.43)	—(g)	17.03	28.19	177,599	2.09(d)	.51(d)	105.32
June 30, 2006	11.45	.10(d,e)	3.02	3.12	(.04)	—	(.04)	—(g)	14.53	27.31	178,818	2.14(d,e)	.75(d,e)	94.24
June 30, 2005	10.21	.06(d,f)	1.20	1.26	(.02)	—	(.02)	—(g)	11.45	12.38	216,063	2.13(d)	.54(d,f)	62.40
June 30, 2004	7.85	.02(d)	2.40	2.42	(.06)	—	(.06)	—(g)	10.21	30.89	250,712	2.20(d)	.13(d)	71.43
June 30, 2003	8.62	.04	(.78)	(.74)	(.03)	—	(.03)	—	7.85	(8.51)	241,768	2.16	.56	66.54

CLASS C
December 31, 2007**	$17.15	(.02)(d)	(.71)	(.73)	(.17)	(2.28)	(2.45)	—(g)	$13.97	(3.93)*	$45,302	1.02* (d)	(.12)* (d)	30.14*
June 30, 2007	14.65	.09(d)	3.87	3.96	(.33)	(1.13)	(1.46)	—(g)	17.15	28.17	48,366	2.09(d)	.60(d)	105.32
June 30, 2006	11.57	.13(d,e)	3.02	3.15	(.07)	—	(.07)	—(g)	14.65	27.29	34,943	2.14(d,e)	.96(d,e)	94.24
June 30, 2005	10.32	.08(d,f)	1.20	1.28	(.03)	—	(.03)	—(g)	11.57	12.39	26,519	2.13(d)	.67(d,f)	62.40
June 30, 2004	7.93	.01(d)	2.44	2.45	(.06)	—	(.06)	—(g)	10.32	30.89	22,267	2.20(d)	.13(d)	71.43
June 30, 2003	8.70	.05	(.78)	(.73)	(.04)	—	(.04)	—	7.93	(8.37)	24,062	2.16	.62	66.54

CLASS M
December 31, 2007**	$17.25	—(d,g)	(.71)	(.71)	(.20)	(2.28)	(2.48)	—(g)	$14.06	(3.74)*	$20,584	.89* (d)	.01* (d)	30.14*
June 30, 2007	14.72	.13(d)	3.88	4.01	(.35)	(1.13)	(1.48)	—(g)	17.25	28.47	22,173	1.84(d)	.83(d)	105.32
June 30, 2006	11.61	.16(d,e)	3.04	3.20	(.09)	—	(.09)	—(g)	14.72	27.67	17,889	1.89(d,e)	1.15(d,e)	94.24
June 30, 2005	10.35	.09(d,f)	1.22	1.31	(.05)	—	(.05)	—(g)	11.61	12.62	15,053	1.88(d)	.85(d,f)	62.40
June 30, 2004	7.95	.03(d)	2.45	2.48	(.08)	—	(.08)	—(g)	10.35	31.22	14,486	1.95(d)	.35(d)	71.43
June 30, 2003	8.72	.06	(.78)	(.72)	(.05)	—	(.05)	—	7.95	(8.20)	17,950	1.91	.80	66.54

CLASS R
December 31, 2007**	$17.21	.02(d)	(.71)	(.69)	(.28)	(2.28)	(2.56)	—(g)	$13.96	(3.67)*	$2,686	.76* (d)	.11* (d)	30.14*
June 30, 2007	14.72	.23(d)	3.82	4.05	(.43)	(1.13)	(1.56)	—(g)	17.21	28.78	1,440	1.59(d)	1.46(d)	105.32
June 30, 2006	11.63	.26(d,e)	2.98	3.24	(.15)	—	(.15)	—(g)	14.72	28.03	433	1.64(d,e)	1.89(d,e)	94.24
June 30, 2005	10.39	.27(d,f)	1.06	1.33	(.09)	—	(.09)	—(g)	11.63	12.83	129	1.63(d)	2.34(d,f)	62.40
June 30, 2004†	9.31	.12(d)	1.09	1.21	(.13)	—	(.13)	—(g)	10.39	13.06*	1	1.00*(d)	.59*(d)	71.43

CLASS Y
December 31, 2007**	$17.44	.05(d)	(.71)	(.66)	(.33)	(2.28)	(2.61)	—(g)	$14.17	(3.38)*	$52,067	.51* (d)	.30* (d)	30.14*
June 30, 2007	14.86	.23(d)	3.95	4.18	(.47)	(1.13)	(1.60)	—(g)	17.44	29.44	19,229	1.09(d)	1.46(d)	105.32
June 30, 2006	11.71	.25(d,e)	3.09	3.34	(.19)	—	(.19)	—(g)	14.86	28.69	19,638	1.14(d,e)	1.86(d,e)	94.24
June 30, 2005	10.42	.20(d,f)	1.20	1.40	(.11)	—	(.11)	—(g)	11.71	13.42	21,292	1.13(d)	1.79(d,f)	62.40
June 30, 2004	8.01	.13(d)	2.44	2.57	(.16)	—	(.16)	—(g)	10.42	32.29	13,307	1.20(d)	1.28(d)	71.43
June 30, 2003	8.79	.12	(.78)	(.66)	(.12)	—	(.12)	—	8.01	(7.37)	8,290	1.16	1.61	66.54

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

40	41

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period December 1, 2003 (commencement of operations) to June 30, 2004.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Notes 2 and 5):

Percentage
of average
net assets

December 31, 2007	<0.01%

June 30, 2007	0.01

June 30, 2006	0.04

June 30, 2005	0.05

June 30, 2004	0.01

(e) Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.01% of average net assets for the period ended June 30, 2006.

(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.01% of average net assets.

(g) Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

42

Notes to financial statements 12/31/07 (Unaudited)

Note 1: Significant accounting policies

Putnam International Growth and Income Fund (the “fund”), a Massachusetts business trust, is a series of Putnam Funds Trust (the “trust”) which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund invests primarily in common stocks of mid- and large-cap foreign companies that Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam, LLC believes to be undervalued.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Prior to January 2, 2008, the class A and class M maximum front-end sales charges were 5.25% and 3.25%, respectively. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that

43

occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At December 31, 2007, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net

44

realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At December 31, 2007, the value of securities loaned amounted to $11,691,428. The fund received cash collateral of $11,928,000 which is pooled with collateral of other Putnam funds into 57 issues of short-term investments.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

The aggregate identified cost on a tax basis is $1,097,138,882, resulting in gross unrealized appreciation and depreciation of $172,845,563 and $63,565,144 respectively, or net unrealized appreciation of $109,280,419.

I) Distributions to shareholders Distributions to shareholders from net investment income are

45

recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

J) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $ 500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion, and 0.53% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the period ended December 31, 2007, Putnam Management did not waive any of its management fee from the fund.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

For the period ended December 31, 2007, Putnam Management has assumed $2,019 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial services for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management, and by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings, transaction volumes and with respect to PFTC, certain fees related to the transition of assets to State Street. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees

46

for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended December 31, 2007, the fund incurred $1,394,513 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage service arrangements. For the six months ended December 31, 2007, the fund’s expenses were reduced by $91,530 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $488, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the period ended December 31, 2007, Putnam Retail Management, acting as underwriter, received net commissions of $79,066 and $1,419 from the sale of class A and class M shares, respectively, and received $29,074 and $1,216 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the period ended December 31, 2007, Putnam Retail Management, acting as underwriter, received $161 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the period ended December 31, 2007, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $420,906,626 and $357,961,256, respectively. There were no purchases or sales of U.S. government securities.

47

Note 4: Capital shares

At December 31, 2007, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Six months ended 12/31/07:

Shares sold	7,941,071	$ 134,215,125

Shares issued
in connection
with reinvestment
of distributions	9,840,037	135,300,578

	17,781,108	269,515,703

Shares
repurchased	(5,073,863)	(84,664,296)

Net increase	12,707,245	$ 184,851,407

Year ended 6/30/07:

Shares sold	14,581,738	$ 234,012,381

Shares issued
in connection
with reinvestment
of distributions	4,291,242	66,471,360

	18,872,980	300,483,741

Shares
repurchased	(8,323,993)	(133,452,957)

Net increase	10,548,987	$ 167,030,784

CLASS B	Shares	Amount

Six months ended 12/31/07:

Shares sold	860,098	$ 14,072,948

Shares issued
in connection
with reinvestment
of distributions	1,494,709	20,223,416

	2,354,807	34,296,364

Shares
repurchased	(2,115,842)	(35,578,653)

Net increase/decrease	238,965	$ (1,282,289)

Year ended 6/30/07:

Shares sold	2,244,542	$ 35,231,106

Shares issued
in connection
with reinvestment
of distributions	942,286	14,379,288

	3,186,828	49,610,394

Shares
repurchased	(5,059,986)	(79,145,889)

Net decrease	(1,873,158)	$(29,535,495)

CLASS C	Shares	Amount

Six months ended 12/31/07:

Shares sold	303,227	$ 4,841,615

Shares issued
in connection
with reinvestment
of distributions	397,415	5,412,793

	700,642	10,254,408

Shares
repurchased	(279,502)	(4,637,466)

Net increase	421,140	$ 5,616,942

Year ended 6/30/07:

Shares sold	692,960	$10,998,242

Shares issued
in connection
with reinvestment
of distributions	188,731	2,900,782

	881,691	13,899,024

Shares
repurchased	(445,996)	(7,037,140)

Net increase	435,695	$ 6,861,884

48

CLASS M	Shares	Amount

Six months ended 12/31/07:

Shares sold	95,538	$ 1,598,339

Shares issued
in connection
with reinvestment
of distributions	218,217	2,989,573

	313,755	4,587,912

Shares
repurchased	(135,035)	(2,220,199)

Net increase	178,720	$ 2,367,713

Year ended 6/30/07:

Shares sold	187,185	$ 2,991,503

Shares issued
in connection
with reinvestment
of distributions	112,334	1,734,445

	299,519	4,725,948

Shares
repurchased	(229,316)	(3,697,432)

Net increase	70,203	$ 1,028,516

CLASS R	Shares	Amount

Six months ended 12/31/07:

Shares sold	97,669	$1,594,297

Shares issued
in connection
with reinvestment
of distributions	23,493	319,739

	121,162	1,914,036

Shares
repurchased	(12,464)	(207,010)

Net increase	108,698	$1,707,026

Year ended 6/30/07:

Shares sold	87,284	$1,393,294

Shares issued
in connection
with reinvestment
of distributions	6,481	99,681

	93,765	1,492,975

Shares
repurchased	(39,552)	(656,894)

Net increase	54,213	$ 836,081

CLASS Y	Shares	Amount

Six months ended 12/31/07:

Shares sold	2,702,585	$ 48,030,419

Shares issued
in connection
with reinvestment
of distributions	581,863	8,029,709

	3,284,448	56,060,128

Shares
repurchased	(711,820)	(11,959,478)

Net increase	2,572,628	$ 44,100,650

Year ended 6/30/07:

Shares sold	319,024	$ 5,073,750

Shares issued
in connection
with reinvestment
of distributions	136,179	2,116,220

	455,203	7,189,970

Shares
repurchased	(674,231)	(10,579,535)

Net decrease	(219,028)	$ (3,389,565)

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended December 31, 2007, management fees paid were reduced by $6,792 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the Statement of operations and totaled $391,998 for the period ended December 31, 2007. During the period ended December 31, 2007, cost of purchases and proceeds of sales of investments in Putnam Prime

49

Money Market Fund aggregated $153,899,809 and $152,595,783, respectively.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Payments from Putnam Management will be distributed to certain open-end Putnam funds and their shareholders. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 7: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. Upon adoption, the Interpretation did not have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

50

Brokerage commissions
(unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s International group for the year ended December 31, 2007. The other Putnam mutual funds in this group are Putnam Europe Equity Fund, Putnam Global Equity Fund, Putnam International Capital Opportunities Fund, Putnam International Equity Fund, Putnam International Growth and Income Fund, Putnam International New Opportunities Fund, Putnam VT Global Equity Fund, Putnam VT International Equity Fund, Putnam VT International Growth and Income Fund, and Putnam VT International New Opportunities Fund.

The top five firms that received brokerage commissions for trades executed for the International group are (in descending order) Credit Suisse First Boston, Goldman Sachs, Citigroup Global Markets, UBS Warburg, and Merrill Lynch. Commissions paid to these firms together represented approximately 55% of the total brokerage commissions paid for the year ended December 31, 2007.

Commissions paid to the next 10 firms together represented approximately 33% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) ABN AMRO U.S., Deutsche Bank Securities, Dresdner Kleinwort Wasserstein, Handelsbanken, Hong Kong Shanghai Banking Corp., JPMorgan Clearing, Lehman Brothers, Macquarie, Morgan Stanley Dean Witter, and Sanford Bernstein.

Commission amounts do not include “mark-ups” paid on bond or derivative trades made directly with a dealer. Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

51

Putnam puts your
interests first

In January 2004, Putnam began introducing a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit www.putnam.com for details.

Cost-cutting initiatives

Ongoing expenses will be limited Through calendar 2008, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 1% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within seven calendar days of purchase (for certain funds, this fee applies for 90 days).

52

Fund information

Founded 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Kenneth R. Leibler	Beth S. Mazor
Putnam Investment	Robert E. Patterson	Vice President
Management, LLC	George Putnam, III
One Post Office Square	W. Thomas Stephens	James P. Pappas
Boston, MA 02109	Richard B. Worley	Vice President

Investment Sub-Manager	Officers	Richard S. Robie, III
Putnam Investments Limited	Charles E. Haldeman, Jr.	Vice President
57–59 St. James’s Street	President
London, England SW1A 1LD		Francis J. McNamara, III
	Charles E. Porter	Vice President and
Marketing Services	Executive Vice President,	Chief Legal Officer
Putnam Retail Management	Principal Executive Officer,
One Post Office Square	Associate Treasurer and	Robert R. Leveille
Boston, MA 02109	Compliance Liaison	Vice President and
Chief Compliance Officer
Custodian	Jonathan S. Horwitz
State Street Bank and	Senior Vice President	Mark C. Trenchard
Trust Company	and Treasurer	Vice President and
BSA Compliance Officer
Legal Counsel	Steven D. Krichmar
Ropes & Gray LLP	Vice President and	Judith Cohen
	Principal Financial Officer	Vice President, Clerk and
Trustees		Assistant Treasurer
John A. Hill, Chairman	Janet C. Smith
Jameson Adkins Baxter,	Vice President, Principal	Wanda M. McManus
Vice Chairman	Accounting Officer and	Vice President, Senior Associate
Charles B. Curtis	Assistant Treasurer	Treasurer and Assistant Clerk
Robert J. Darretta
Myra R. Drucker	Susan G. Malloy	Nancy E. Florek
Charles E. Haldeman, Jr.	Vice President and	Vice President, Assistant Clerk,
Paul L. Joskow	Assistant Treasurer	Assistant Treasurer and
Elizabeth T. Kennan		Proxy Manager

This report is for the information of shareholders of Putnam International Growth and Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

SA02H 249425 2/08

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: February 28, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: February 28, 2008

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: February 28, 2008

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 07513)

Exact name of registrant as specified in charter: Putnam Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: June 30, 2008

Date of reporting period: July 1, 2007 — December 31, 2007

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Small Cap Growth Fund

12|31|07

Semiannual Report

PUTNAM INVESTMENTS

GROWTH FUNDS
look for stocks of
companies that
have the potential
to grow over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

With a focus on investment performance, below-average expenses, and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam
Small Cap
Growth Fund

12|31|07

Semiannual Report

Message from the Trustees	2
About the fund	4
Performance snapshot	6
Report from the fund managers	7
Performance in depth	12
Expenses	14
Portfolio turnover	16
Risk	17
Your fund’s management	18
Terms and definitions	19
Trustee approval of management contract	21
Other information for shareholders	26
Financial statements	27
Brokerage commissions	51

Cover photograph: Vineyard, Napa County, California © Charles O’Rear

Message from the Trustees

Dear Fellow Shareholder:

As 2008 gets under way, the challenges facing the markets have grown decidedly more acute. What began last year as a rise in defaults for a limited segment of the U.S. mortgage market has quickly spread throughout the financial system globally and has produced a significant tightening of financial conditions. Prospects for global growth have been marked down as a result, and investors have reacted by sending stock prices lower. In the United States, the economy weakened sharply in late 2007, raising the risks of a recession in 2008. Monetary policy has reacted quickly to the situation, and it is likely that fiscal policy too will be engaged shortly to provide additional support for the economy.

As investors, it is natural to feel discouraged and even overwhelmed by disappointing short-term volatility. During these challenging times, it is important to remember the value of a long-term perspective and the counsel of your financial advisor. The normal condition of the economy and corporate earnings is one of growth, albeit with occasional interruptions. As in the past, after a period of weakness the economy is likely to regain its momentum and produce the economic growth and earnings that investors are looking for.

Lastly, Putnam Investments celebrated its 70th anniversary in November. From modest beginnings in Boston, Massachusetts, the company has grown into a global asset manager that serves millions of investors worldwide. Although the mutual fund industry has undergone many changes since George Putnam introduced his innovative balanced fund in 1937, Putnam’s guiding principles have not. As we celebrate this 70-year milestone, we look forward to Putnam continuing its long tradition of prudent money management. Thank you for your support of the Putnam funds.

Putnam Small Cap Growth Fund: Seeking companies
with new ideas — and big futures

The saying “mighty oaks from tiny acorns grow” could be the motto of Putnam Small Cap Growth Fund. The goal of the fund’s management team is to find small companies that have the potential to grow and prosper, at which point the fund can sell the stock at a profit. These companies can be start-ups or several years old. What they generally have in common is the development of a product or service that fills a well-defined need in the marketplace.

Small-capitalization companies can be more nimble than more established firms. They can move quickly to develop a new product or service that captures a customer base with little or no immediate competition. Many are in the early stages of their corporate lives and, if successful, may experience significant growth.

Small-cap stocks generally react differently to economic conditions than their large-cap counterparts, so including both in your portfolio is one way to diversify your holdings. An uptick in the economy can make it easier for start-ups and smaller companies to get capital to finance their operations.

Larger, blue-chip companies are carefully tracked by Wall Street analysts. As a result, investors can readily find information about those companies’ financials and business prospects. For smaller companies, however, there are simply too many stocks and too few analysts for extensive research. This reduced level of coverage means that in-house research, such as that provided by Putnam’s equity analysts, is key to uncovering these “diamonds in the rough.”

Since the inception of Putnam Small Cap Growth Fund in late 1997, the portfolio management team has worked closely with Putnam’s analysts to uncover opportunities. With intensive research into a company’s financial health and future prospects, as well as industry trends, the team uses a variety of resources to identify the small-cap growth candidates that might grow into “mighty oaks.”

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of fluctuations in the value of your investment. Stocks with above-average earnings growth may be more volatile, especially if earnings do not continue to grow.

In-depth analysis is key to successful stock selection.

Drawing on the expertise of a dedicated team of stock analysts, the fund’s management team seeks attractive growth stocks. Once a stock is selected for the portfolio, it is regularly assessed by members of the team to ensure that it continues to meet their criteria, including:

Growth They examine each company’s financials, including its sales and earnings, and target those believed to offer growth potential.

Quality They look for high-quality companies, seeking characteristics such as solid management teams, sound business models, a record of strong performance, and high levels of free-cash flow.

Valuation They carefully consider how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s growth potential.

Putnam Small Cap Growth Fund holdings have
spanned many sectors and industries over time.

Performance snapshot

Putnam Small Cap
Growth Fund

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 12– 13 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

Report from the fund managers

The period in review

We regret to report a loss for the first half of your fund’s fiscal year. For the six months ended December 31, 2007, your fund’s performance lagged considerably in comparison to its Lipper peer group and its benchmarks, the Russell 2000 Growth Index and the Russell 2500 Growth Index. We attribute this disappointing absolute and relative performance to declines in the consumer staples and health care stocks that we held in the fund’s portfolio. Slowing consumer demand hurt a number of fund holdings, while our stock selection, particularly in the pharmaceuticals sector, also dampened results. Throughout the year, we continued to employ our research-intensive investment process and our focus on the long term. Despite the losses for the semiannual period, we believe our strategy retains its potential to deliver rewarding results over longer time periods.

Market overview

Although declines in the broad stock market were relatively modest for the six months ended December 31, 2007, it was a turbulent period for investors. The dominant theme was a wave of anxiety in response to a rising number of subprime mortgage foreclosures. Subprime mortgages are loans made to borrowers with weak credit histories. Lax lending practices in 2005 and 2006 resulted in rising debt loads for borrowers with weak credit histories. When mortgage rates were extremely low and home prices were rising, this situation was sustainable, but as interest rates rose in early 2007, delinquencies and foreclosures began to climb. Consequently, stocks in the financials sector were hit particularly hard, and market volatility increased as investors grew more concerned about weakness spreading to other sectors and to the overall economy, both here and abroad. Banks became reluctant to lend to each other because of uncertainty over their own losses and the losses on the books of banks to which they would lend. Beginning in the fall, the Federal Reserve took steps to restore calm by lowering key interest rates. After a swift and sharp decline in August, stocks recovered and eked out gains for the calendar year, but market swings were quite volatile during the final months of the period.

Strategy overview

In managing your fund’s portfolio, we use a disciplined, bottom-up stock selection process to find small companies that we believe have the potential to grow and prosper. Although top-down macroeconomic, market, and sector analysis is part of our process, it is secondary to our stockpicking focus. We use rigorous research techniques to examine the universe of small-company stocks, targeting companies that we believe have sound business models and steadily growing cash flows. We examine each company’s financials, including its sales and earnings, and target companies that we believe offer strong growth potential. Finally, we carefully consider how each stock is valued, seeking those with valuations we consider attractive

Market sector and fund performance

This comparison shows your fund’s performance in the context of different market sectors for the six months ended 12/31/07. See page 6 and pages 12–13 for additional fund performance information. Index descriptions can be found on page 20.

relative to our assessment of the company’s long-term potential. Once we select a stock for the portfolio, it is regularly reevaluated to ensure that it continues to meet our criteria. We also sell stocks using a strict discipline. We will reduce or eliminate positions if we believe we can reinvest the proceeds in other stocks that have greater potential for long-term appreciation.

Your fund’s holdings

Among the holdings that detracted from performance was Salix Pharmaceuticals, which develops prescription drugs to treat gastrointestinal diseases. Despite positive prescription-growth trends and a solid product line, the company struggled with the threat of generic competition. Salix’s stock price declined sharply when three companies received approvals to create generic versions of its key drug, Colazal. Despite this setback, we believe Salix continues to offer attractive long-term growth potential, and it remained in the portfolio as of the close of the period.

The stock of NutriSystem, a strong performer in the first half of the calendar year, weakened considerably in the second half. Sales and revenues had been soaring on the success of its weight-management program, and the stock hit a one-year high in July. But in October, the company announced disappointing results and indicated concerns about slower growth and

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

increased competition from Alli, a newly released weight-loss drug. By the close of the period, we had sold this stock from the portfolio.

In the consumer sector, the stock of intimate apparel company Maidenform Brands was a disappointment for the fiscal period. Weak demand for the company’s products was the primary factor for this stock’s underperformance. Weakened consumer spending also hurt the sales and profits of restaurant holdings, including McCormick & Schmick’s Seafood Restaurants and Morton’s Restaurant Group. These stocks remained in the portfolio at the close of the period.

Among the holdings that made a positive contribution to performance was JA Solar Holdings, a manufacturer of solar energy components. Demand for the company’s products has increased as more businesses and consumers recognize the benefits and cost-efficiency of solar energy. Blue Coat Systems, which specializes in Internet security and has experienced strong growth, was another portfolio highlight. The fund also benefited from its investment in Cleveland-Cliffs, which mines and supplies iron ore. The company saw strong demand from steel manufacturers and also benefited from steel price increases. By the close of the period, Blue Coat Systems and

Top holdings

This table shows the fund’s top holdings, and the percentage of the fund’s net assets that each represented, as of 12/31/07. The fund’s holdings will change over time.

Holding (percentage of fund’s net assets)	Sector/Industry

Hologic, Inc. (1.5%)	Health care/Medical technology

Advanced Analogic Technologies, Inc. (1.3%)	Technology/Electronics

FCStone Group, Inc. (1.3%)	Financial/Financial

Salix Pharmaceuticals, Ltd. (1.3%)	Health care/Pharmaceuticals

Andersons, Inc. (The) (1.3%)	Basic materials/Agriculture

Koppers Holdings, Inc. (1.2%)	Basic materials/Chemicals

MGI Pharma, Inc. (1.1%)	Health care/Biotechnology

Wabtec Corp. (1.1%)	Capital goods/Machinery

Dollar Financial Corp. (1.1%)	Consumer cyclicals/Commercial and
consumer services

VCA Antech, Inc. (1.1%)	Health care/Health-care services

Cleveland-Cliffs had been sold from the portfolio. Hornbeck Offshore Services, which provides supplies for deep-water drilling, and Core Laboratories, which provides seismic services for oil drilling, also performed well.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

As mentioned earlier, despite drastic swings throughout the second half of the year, major stock market indexes were able to deliver gains for 2007. However, as the year came to a close, negative investor sentiment continued to weigh on the markets, and the short-term economic outlook remained uncertain. Investors remained jittery about the continued slump in housing, the related credit crunch, and their potential effects on the health of the economy. Markets remained volatile as prospects increased for weakening consumer spending and the possibility that the U.S. economy could slide into a recession.

While we will monitor market and industry developments closely, it is important to note that we are more concerned with the long-term potential of individual companies than with short-term developments in the economy or the markets. We believe investors’ long-term goals are best served by our bottom-up approach to stock selection, which relies heavily on research and analysis. Regardless of the direction the market takes in the months ahead, we will continue to conduct intensive research in order to identify a wide array of companies with the potential to reward investors over time.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of fluctuations in the value of your investment. Stocks with above-average earnings growth may be more volatile, especially if earnings do not continue to grow.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended December 31, 2007, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 12/31/07

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/31/97)		(3/18/02)		(3/18/02)		(3/18/02)		(12/1/03)	(11/3/03)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)*	14.74%	14.06%	13.89%	13.89%	13.88%	13.88%	14.18%	13.78%	14.46%	14.86%

10 years	293.37	270.82	264.72	264.72	264.55	264.55	274.52	261.27	283.81	297.38
Annual average	14.68	14.00	13.81	13.81	13.81	13.81	14.12	13.71	14.40	14.79

5 years	105.75	93.84	98.15	96.15	98.22	98.22	100.81	93.83	103.32	107.85
Annual average	15.52	14.15	14.66	14.42	14.66	14.66	14.96	14.15	15.25	15.76

3 years	17.84	11.05	15.22	12.58	15.17	15.17	16.10	12.05	17.00	18.72
Annual average	5.62	3.56	4.84	4.03	4.82	4.82	5.10	3.87	5.37	5.89

1 year	2.82	–3.10	2.03	–2.36	2.03	1.16	2.28	–1.30	2.57	3.07

6 months	–7.18	–12.51	–7.55	–11.53	–7.60	–8.39	–7.44	–10.67	–7.29	–7.11

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively, as of 1/2/08. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 90 days of purchase.

* The fund’s annual average (life-of-fund) performance reflects the commencement of investment operations on 12/30/07.

Comparative index returns For periods ended 12/31/07

	Russell 2000	Russell 2500	Lipper Small-Cap Growth
	Growth Index	Growth Index	Funds category average*

Annual average
(life of fund)	4.45%	6.75%	7.48%

10 years	52.62	89.92	118.89
Annual average	4.32	6.62	7.48

5 years	114.57	123.33	107.11
Annual average	16.50	17.43	15.49

3 years	26.37	33.20	27.58
Annual average	8.11	10.03	8.30

1 year	7.05	9.69	8.70

6 months	–2.09	–1.45	–2.02

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 12/31/07, there were 621, 591, 477, 394, 179, and 179 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 12/31/07

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	—		—	—	—		—	—

Capital gains

Long-term	$2.025		$2.025	$2.025	$2.025		$2.025	$2.025

Short-term	1.014		1.014	1.014	1.014		1.014	1.014

Total	$3.039		$3.039	$3.039	$3.039		$3.039	$3.039

Share value:	NAV	POP†	NAV	NAV	NAV	POP†	NAV	NAV

6/30/07	$24.46	$25.95	$23.42	$23.42	$23.78	$24.64	$24.24	$24.71

12/31/07	19.67	20.87	18.62	18.61	18.98	19.67	19.44	19.92

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

† Reflects an increase in sales charges that took effect on 1/2/08.

Fund’s annual operating expenses For the fiscal year ended 6/30/07

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses*	1.55%	2.30%	2.30%	2.05%	1.80%	1.30%

Total annual fund
operating expenses	1.68	2.43	2.43	2.18	1.93	1.43

* Reflects Putnam Management’s decision to contractually limit expenses through 6/30/08.

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Small Cap Growth Fund from July 1, 2007, to December 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 7.37	$ 10.98	$ 10.98	$ 9.78	$ 8.57	$ 6.16

Ending value (after expenses)	$928.20	$924.50	$924.00	$925.60	$927.10	$928.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended December 31, 2007, use the calculation method below. To find the value of your investment on July 1, 2007, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 7.71	$ 11.49	$ 11.49	$ 10.23	$ 8.97	$ 6.44

Ending value (after expenses)	$1,017.50	$1,013.72	$1,013.72	$1,014.98	$1,016.24	$1,018.75

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized
expense ratio	1.52%	2.27%	2.27%	2.02%	1.77%	1.27%

Average annualized expense
ratio for Lipper peer group*	1.57%	2.32%	2.32%	2.07%	1.82%	1.32%

* Putnam is committed to keeping fund expenses below the Lipper peer group average expense ratio and will limit fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times and for different periods. The fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 12/31/07.

Your fund’s
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons

Percentage of holdings that change every year

	2007	2006	2005	2004	2003

Putnam Small Cap Growth Fund	103%	112%	92%	87%	103%

Lipper Small-Cap Growth Funds
category average	122%	124%	131%	106%	142%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on June 30. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2007 is based on information available as of 12/31/07.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar® Risk

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of December 31, 2007. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2007 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Small and Emerging Growth Team. Richard Weed and Anthony Sutton are Portfolio Leaders of your fund. The Portfolio Leaders coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Small and Emerging Growth Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leaders have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of December 31, 2007, and December 31, 2006.

Trustee and Putnam employee fund ownership

As of December 31, 2007, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$ 457,000	$ 91,000,000

Putnam employees	$8,631,000	$690,000,000

Other Putnam funds managed by the Portfolio Leaders

Richard Weed is also a Portfolio Leader of Putnam Discovery Growth Fund and Putnam OTC & Emerging Growth Fund, and a Portfolio Member of Putnam New Opportunities Fund.

Richard Weed and Anthony Sutton may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leaders

During the reporting period ended December 31, 2007, Anthony Sutton became a Portfolio Leader of the fund.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 2000 Growth Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their growth orientation.

Russell 2500 Growth Index is an unmanaged index of those companies in the small/mid-cap Russell 2500 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of
management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2007, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2007.

In addition, in anticipation of the sale of Putnam Investments to Great-West Lifeco, at a series of meetings ending in March 2007, the Trustees reviewed and approved new management and distribution arrangements to take effect upon the change of control. Shareholders of all funds approved the management contracts in May 2007, and the change of control transaction was completed on August 3, 2007. Upon the change of control, the management contracts that were approved by the Trustees in June 2007 automatically terminated and were replaced by new contracts that had been approved by shareholders. In connection with their review for the June 2007 continuance of the Putnam funds’ management contracts, the Trustees did not identify any facts or circumstances that would alter the substance of the conclusions and recommendations they made in their review of the contracts to take effect upon the change of control.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 55th percentile in management fees and in the 55th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2006 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management had committed to maintain at least through 2007. In anticipation of the change of control of Putnam Investments, the Trustees requested, and received a commitment from Putnam Management and Great-West Lifeco, to extend this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2007, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2006. This additional expense limitation will be applied to your fund.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, and to consider the potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Small-Cap Growth Funds) for the one-, three- and five-year periods ended March 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

71st	51st	36th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2007, there were 534, 438 and 368 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance,

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Small-Cap Growth Funds category for the 1-, 5-, and 10-year periods ended December 31, 2007 , were 75%, 46%, and 4%, respectively. Over the 1-, 5-, and 10-year periods ended December 31, 2007, the fund ranked 440th out of 591, 179th out of 394, and 7th out of 179 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking“ best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the custodian agreement, the Trustees considered that, effective January 1, 2007, the Putnam funds had engaged State Street Bank and Trust Company as custodian and began to transition the responsibility for providing custody services away from PFTC.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information
for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 12/31/07 (Unaudited)

COMMON STOCKS (100.1%)*

	Shares	Value

Advertising and Marketing Services (1.3%)
comScore, Inc. † (S)	54,800	$1,788,124
inVentiv Health, Inc. †	124,000	3,839,040
		5,627,164

Aerospace and Defense (2.2%)
AAR Corp. †	65,000	2,471,950
Aerovironment, Inc. †	99,530	2,408,626
Limco-Piedmont, Inc. †	107,900	1,339,039
LMI Aerospace, Inc. †	136,500	3,618,615
		9,838,230

Agriculture (1.3%)
Andersons, Inc. (The) (S)	130,100	5,828,480

Banking (2.3%)
Capital Corporation of the West	82,700	1,606,861
Capitol Bancorp, Ltd.	35,300	710,236
Center Financial Corp.	83,700	1,031,184
Columbia Banking Systems, Inc.	72,000	2,140,560
Financial Institutions, Inc.	39,500	703,890
First Regional Bancorp †	21,000	396,690
PremierWest Bancorp	170,468	1,950,154
Trico Bancshares	63,600	1,227,480
West Coast Bancorp	36,600	677,100
		10,444,155

Basic Materials (0.3%)
Ceradyne, Inc. † (S)	32,400	1,520,532

Biotechnology (5.7%)
Alexion Pharmaceuticals, Inc. † (S)	52,700	3,954,081
Illumina, Inc. † (S)	65,000	3,851,900
LifeCell Corp. † (S)	105,900	4,565,349
Medicines Co. † (S)	163,100	3,124,996
MGI Pharma, Inc. †	127,800	5,179,734
Myriad Genetics, Inc. † (S)	64,000	2,970,880
Orexigen Therapeutics, Inc. †	165,954	2,364,845
		26,011,785

Building Materials (0.4%)
Comfort Systems USA, Inc.	131,500	1,680,570

Chemicals (2.2%)
Hercules, Inc.	222,200	4,299,570
Koppers Holdings, Inc.	130,500	5,642,820
		9,942,390

COMMON STOCKS (100.1%)* continued

	Shares	Value

Commercial and Consumer Services (5.1%)
Dollar Financial Corp. †	165,600	$5,082,264
Exponent, Inc. †	67,100	1,814,384
Healthcare Services Group, Inc.	146,700	3,107,106
HMS Holdings Corp. †	138,500	4,599,585
Morningstar, Inc. †	48,800	3,794,200
TeleTech Holdings, Inc. †	85,200	1,812,204
Wright Express Corp. †	85,200	3,023,748
		23,233,491

Communications Equipment (2.5%)
Belden, Inc. (S)	82,700	3,680,150
CommScope, Inc. †	39,000	1,919,190
Comtech Telecommunications Corp. †	53,200	2,873,332
Foundry Networks, Inc. † (S)	157,600	2,761,152
		11,233,824

Computers (8.6%)
Acme Packet, Inc. † (S)	309,006	3,890,386
Anixter International, Inc. †	29,400	1,830,738
ANSYS, Inc. † (S)	117,500	4,871,550
Atheros Communications † (S)	130,500	3,985,470
EPIQ Systems, Inc. †	156,200	2,719,442
Magma Design Automation, Inc. †	343,900	4,199,019
Micros Systems, Inc. †	58,700	4,118,392
MSC.Software Corp. †	68,700	892,413
National Instruments Corp.	83,300	2,776,389
Netezza Corp. †	272,900	3,766,020
Radiant Systems, Inc. †	247,900	4,271,317
Vasco Data Security International, Inc. †	58,200	1,624,944
		38,946,080

Consumer (0.2%)
Blue Nile, Inc. † (S)	13,600	925,616

Consumer Finance (0.2%)
World Acceptance Corp. †	27,924	753,390

Consumer Goods (0.8%)
Chattem, Inc. † (S)	49,700	3,754,338

Consumer Services (0.4%)
Phase Forward, Inc. † (S)	81,630	1,775,453

Distribution (2.0%)
LKQ Corp. †	86,800	1,824,536
MWI Veterinary Supply, Inc. †	69,177	2,767,080
Spartan Stores, Inc.	197,600	4,515,160
		9,106,776

COMMON STOCKS (100.1%)* continued

	Shares	Value

Electric Utilities (0.7%)
EnerNOC, Inc. † (S)	11,700	$574,470
Pike Electric Corp. †	162,117	2,717,081
		3,291,551

Electrical Equipment (0.1%)
American Science & Engineering, Inc. (S)	9,292	527,321

Electronics (5.7%)
Advanced Analogic Technologies, Inc. †	532,500	6,006,600
Axsys Technologies, Inc. †	76,200	2,792,730
Intermec, Inc. † (S)	143,400	2,912,454
Intersil Corp. Class A	79,400	1,943,712
IPG Photonics Corp. † (S)	184,280	3,683,757
Itron, Inc. † (S)	31,000	2,975,070
OYO Geospace Corp. †	25,600	1,929,216
Silicon Laboratories, Inc. †	90,700	3,394,901
		25,638,440

Energy (5.4%)
Basic Energy Services, Inc. † (S)	124,000	2,721,800
Bolt Technology Corp. † (S)	78,800	2,992,824
Core Laboratories NV (Netherlands) † (S)	16,800	2,095,296
Dawson Geophysical Co. †	33,000	2,358,180
Hercules Offshore, Inc. † (S)	137,900	3,279,262
Matrix Service Co. †	62,000	1,352,840
Mitcham Industries, Inc. †	98,100	2,016,936
NATCO Group, Inc. †	88,700	4,803,105
Oceaneering International, Inc. †	42,300	2,848,905
		24,469,148

Energy (Other) (2.2%)
Akeena Solar, Inc. † (S)	468,236	3,727,159
Comverge, Inc. † (S)	51,400	1,618,586
JA Solar Holdings Co., Ltd. ADR (China) †	65,160	4,548,820
		9,894,565

Engineering & Construction (2.3%)
Aecom Technology Corp. †	104,900	2,996,993
EMCOR Group, Inc. †	198,500	4,690,555
ENGlobal Corp. † (S)	241,300	2,741,168
		10,428,716

Financial (1.3%)
FCStone Group, Inc. †	129,718	5,970,920

Food (0.6%)
Hain Celesial Group, Inc. † (S)	89,700	2,870,400

COMMON STOCKS (100.1%)* continued

	Shares	Value

Forest Products and Packaging (1.2%)
Graphic Packaging Corp. †	517,300	$1,908,837
Silgan Holdings, Inc.	71,000	3,687,740
		5,596,577

Health Care Services (2.4%)
Psychiatric Solutions, Inc. † (S)	96,000	3,120,000
United Therapeutics Corp. †	25,400	2,480,310
VCA Antech, Inc. †	114,400	5,059,912
		10,660,222

Investment Banking/Brokerage (4.0%)
Evercore Partners, Inc. Class A	204,765	4,412,686
FBR Capital Markets Corp. †	268,760	2,574,721
GFI Group, Inc. †	34,919	3,342,447
Greenhill & Co., Inc.	41,270	2,743,630
KBW, Inc. †	91,670	2,345,835
Penson Worldwide, Inc. †	94,200	1,351,770
SWS Group, Inc.	101,013	1,279,835
		18,050,924

Machinery (2.2%)
Bucyrus International, Inc. Class A	10,600	1,053,534
Columbus McKinnon Corp. †	112,300	3,663,226
Wabtec Corp.	147,800	5,090,232
		9,806,992

Manufacturing (3.1%)
Acuity Brands, Inc.	72,400	3,258,000
AptarGroup, Inc.	96,600	3,951,906
Knoll, Inc.	60,980	1,001,901
LSB Industries, Inc. † (S)	133,000	3,753,260
Tredegar Corp.	138,600	2,228,688
		14,193,755

Medical Technology (5.5%)
Given Imaging, Ltd. (Israel) † (S)	110,800	2,576,100
Hologic, Inc. † (S) #	100,100	6,870,861
Inverness Medical Innovations, Inc. †	49,150	2,761,247
Meridian Bioscience, Inc.	126,300	3,799,104
NxStage Medical, Inc. † (S)	97,100	1,473,007
Volcano Corp. †	259,060	3,240,841
West Pharmaceutical Services, Inc. (S)	56,600	2,297,394
Zoll Medical Corp. †	70,000	1,870,400
		24,888,954

Metals (0.5%)
RBC Bearings, Inc. † (S)	54,200	2,355,532

COMMON STOCKS (100.1%)* continued

	Shares	Value

Pharmaceuticals (2.2%)
Alkermes, Inc. †	77,800	$1,212,902
Salix Pharmaceuticals, Ltd. † (S)	754,336	5,944,168
Santarus, Inc. † (S)	327,800	901,450
Sciele Pharma, Inc. † (S)	98,100	2,006,145
		10,064,665

Restaurants (2.1%)
Buffalo Wild Wings, Inc. † (S)	64,800	1,504,656
Domino’s Pizza, Inc. (S)	83,700	1,107,351
McCormick & Schmick’s Seafood Restaurants, Inc. †	169,500	2,022,135
Morton’s Restaurant Group, Inc. †	220,560	2,057,825
Sonic Corp. † (S)	119,700	2,621,430
		9,313,397

Retail (5.8%)
Brown Shoe Co., Inc.	166,000	2,518,220
Cabela’s, Inc. † (S)	81,360	1,226,095
Casey’s General Stores, Inc.	115,100	3,408,111
EZCORP, Inc. Class A †	379,500	4,284,555
Iconix Brand Group, Inc. †	120,700	2,372,962
Longs Drug Stores Corp. (S)	93,100	4,375,700
Systemax, Inc. (S)	202,500	4,114,800
Under Armour, Inc. Class A † (S)	35,900	1,567,753
Wolverine World Wide, Inc.	102,400	2,510,848
		26,379,044

Semiconductor (0.5%)
Advanced Energy Industries, Inc. † (S)	154,300	2,018,244
Asyst Technologies, Inc. †	54,482	177,611
		2,195,855

Shipping (0.6%)
Kirby Corp. †	58,100	2,700,488

Software (2.8%)
Blackboard, Inc. †	53,700	2,161,425
Informatica Corp. † (S)	277,800	5,005,956
Interwoven, Inc. †	342,900	4,876,038
MedAssets, Inc. †	23,200	555,408
		12,598,827

Technology (0.3%)
ON Semiconductor Corp. † (S)	168,600	1,497,168

Technology Services (5.4%)
Cybersource Corp. † (S)	269,525	4,789,459
Factset Research Systems, Inc.	56,200	3,130,340
Global Sources, Ltd. (Bermuda) † (S)	172,592	4,870,546
IHS, Inc. Class A †	20,900	1,265,704
SonicWall, Inc. †	381,300	4,087,536

COMMON STOCKS (100.1%)* continued

	Shares	Value

Technology Services continued
Sykes Enterprises, Inc. † (S)	141,800	$2,552,400
Trizetto Group †	211,800	3,678,966
		24,374,951

Telecommunications (4.8%)
Cbeyond, Inc. †	107,300	4,183,627
Centennial Communications Corp. †	324,600	3,015,534
Nice Systems, Ltd. ADR (Israel) †	72,900	2,501,928
NTELOS Holdings Corp.	137,500	4,082,375
OpNext, Inc. †	229,000	2,026,650
Premiere Global Services, Inc. †	271,000	4,024,350
ShoreTel, Inc. †	151,451	2,115,770
		21,950,234

Textiles (0.8%)
G-III Apparel Group, Ltd. †	98,500	1,454,845
Gymboree Corp. (The) †	53,200	1,620,472
Maidenform Brands, Inc. †	37,121	502,247
		3,577,564

Transportation (0.7%)
Hornbeck Offshore Services, Inc. † (S)	70,500	3,168,975

Trucks & Parts (0.3%)
Spartan Motors, Inc. (S)	177,064	1,352,769

Waste Management (1.1%)
Darling International, Inc. †	430,100	4,971,956

Total common stocks (cost $421,905,055)		$453,412,184

SHORT-TERM INVESTMENTS (20.6%)*

	Principal amount/shares	Value

Putnam Prime Money Market Fund (e)	7,917,726	$7,917,726
Short-term investments held as collateral for loaned
securities with yields ranging from 1.00% to 6.50%
and due dates ranging from January 2, 2008
to February 22, 2008 (d)	$85,468,321	85,277,883

Total short-term investments (cost $93,195,609)		$93,195,609

TOTAL INVESTMENTS

Total investments (cost $515,100,664)		$546,607,793

* Percentages indicated are based on net assets of $453,046,910.

† Non-income-producing security.

# A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at December 31, 2007.

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(S) Securities on loan, in part or in entirety, at December 31, 2007.

ADR after the name of a foreign holding stands for American Depository Receipts representing ownership of foreign securities on deposit with a custodian bank.

FUTURES CONTRACTS OUTSTANDING at 12/31/07 (Unaudited)

	Number of		Expiration	Unrealized
	contracts	Value	date	appreciation

Russell 2000 Index Mini (Long)	28	$2,162,160	Mar-08	$55,816

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 12/31/07 (Unaudited)

ASSETS

Investment in securities, at value, including $80,514,896
of securities on loan (Note 1):
Unaffiliated issuers (identified cost $507,182,938)	$538,690,067
Affiliated issuers (identified cost $7,917,726) (Note 5)	7,917,726

Dividends, interest and other receivables	290,636

Receivable for shares of the fund sold	1,008,118

Receivable for securities sold	11,282,761

Total assets	559,189,308

LIABILITIES

Payable to custodian (Note 2)	110,013

Payable for variation margin (Note 1)	2,801

Payable for securities purchased	17,523,732

Payable for shares of the fund repurchased	1,611,692

Payable for compensation of Manager (Notes 2 and 5)	1,007,000

Payable for investor servicing fees (Note 2)	135,519

Payable for custodian fees (Note 2)	12,278

Payable for Trustee compensation and expenses (Note 2)	60,128

Payable for administrative services (Note 2)	1,382

Payable for distribution fees (Note 2)	296,858

Collateral on securities loaned, at value (Note 1)	85,277,883

Other accrued expenses	103,112

Total liabilities	106,142,398

Net assets	$453,046,910

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$432,118,819

Accumulated net investment loss (Note 1)	(2,363,981)

Accumulated net realized loss on investments (Note 1)	(8,270,873)

Net unrealized appreciation of investments	31,562,945

Total — Representing net assets applicable to capital shares outstanding	$453,046,910

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($354,946,709 divided by 18,046,993 shares)	$19.67

Offering price per class A share
(100/94.25 of $19.67)*†	$20.87

Net asset value and offering price per class B share
($29,021,944 divided by 1,558,644 shares)**	$18.62

Net asset value and offering price per class C share
($18,498,265 divided by 993,934 shares)**	$18.61

Net asset value and redemption price per class M share
($5,090,154 divided by 268,144 shares)	$18.98

Offering price per class M share
(100/96.50 of $18.98)*†	$19.67

Net asset value, offering price and redemption price per class R share
($12,988,995 divided by 668,314 shares)	$19.44

Net asset value, offering price and redemption price per class Y share
($32,500,843 divided by 1,631,277 shares)	$19.92

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† Reflects a maximum front-end sales charge for class A and class M shares of 5.75% and 3.50%, respectively, which became effective on January 2, 2008.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 12/31/07 (Unaudited)

INVESTMENT INCOME

Dividends	$ 979,482

Interest (including interest income of $51,640
from investments in affiliated issuers) (Note 5)	115,007

Securities lending	466,448

Total investment income	1,560,937

EXPENSES

Compensation of Manager (Note 2)	2,467,835

Investor servicing fees (Note 2)	894,723

Custodian fees (Note 2)	12,643

Trustee compensation and expenses (Note 2)	16,012

Administrative services (Note 2)	9,356

Distribution fees — Class A (Note 2)	479,631

Distribution fees — Class B (Note 2)	198,130

Distribution fees — Class C (Note 2)	101,028

Distribution fees — Class M (Note 2)	20,860

Distribution fees — Class R (Note 2)	30,907

Other	120,516

Non-recurring costs (Notes 2 and 6)	825

Costs assumed by Manager (Notes 2 and 6)	(825)

Fees waived and reimbursed by Manager (Note 2 and 5)	(390,646)

Total expenses	3,960,995

Expense reduction (Note 2)	(36,077)

Net expenses	3,924,918

Net investment loss	(2,363,981)

Net realized gain on investments (Notes 1 and 3)	9,602,315

Net realized loss on futures contracts (Note 1)	(677,121)

Net realized gain on written options (Notes 1 and 3)	220,150

Net unrealized depreciation of investments, futures
contracts, and written options during the period	(43,661,449)

Net loss on investments	(34,516,105)

Net decrease in net assets resulting from operations	$(36,880,086)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS

	Six months ended	Year ended
	12/31/07*	6/30/07

Operations:
Net investment loss	$ (2,363,981)	$ (5,283,389)

Net realized gain on investments	9,145,344	59,831,686

Net unrealized appreciation (depreciation) of investments	(43,661,449)	15,331,285

Net increase (decrease) in net assets resulting
from operations	(36,880,086)	69,879,582

Distributions to shareholders (Note 1):

From ordinary income

Net realized short-term gain on investments

Class A	(15,902,084)	—

Class B	(1,670,154)	—

Class C	(877,733)	—

Class M	(241,889)	—

Class R	(547,428)	—

Class Y	(1,410,085)	—

From net realized long-term gain on investments

Class A	(31,757,121)	(21,735,446)

Class B	(3,335,368)	(3,667,576)

Class C	(1,752,870)	(1,287,760)

Class M	(483,062)	(314,221)

Class R	(1,093,236)	(584,203)

Class Y	(2,815,998)	(1,896,067)

Redemption fees (Note 1)	9,552	25,934

Increase (decrease) from capital share transactions (Note 4)	31,068,202	(34,535,257)

Total increase (decrease) in net assets	(67,689,360)	5,884,986

NET ASSETS

Beginning of period	520,736,270	514,851,284

End of period (including accumulated net investment
loss of $2,363,981 and $—, respectively)	$453,046,910	$520,736,270

* Unaudited

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

			Net						Total			Ratio of net
	Net asset		realized and	Total	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net realized			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	gain on	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a,b)	investments	operations	investments	distributions	fees	of period	value (%)(c)	(in thousands)	assets (%)(a,d)	net assets (%)(a)	(%)

CLASS A
December 31, 2007**	$24.46	(.10)	(1.65)	(1.75)	(3.04)	(3.04)	—(e)	$19.67	(7.18)*	$354,947	.76*	(.44)*	78.23*
June 30, 2007	22.58	(.21)	3.45	3.24	(1.36)	(1.36)	—(e)	24.46	14.93	393,876	1.54	(.94)	103.19
June 30, 2006	21.65	(.21)(f)	2.42	2.21	(1.28)	(1.28)	—(e)	22.58	10.17	374,810	1.54(f)	(.91)(f)	112.19
June 30, 2005	20.03	(.18)(g,h)	2.10	1.92	(.30)	(.30)	—(e)	21.65	9.61	237,324	1.55	(.90)(g,h)	92.37
June 30, 2004	15.27	(.18)	4.94	4.76	—	—	—(e)	20.03	31.17	159,769	1.55	(.99)	86.96
June 30, 2003	14.96	(.16)	.47	.31	—	—	—	15.27	2.07	57,828	1.55	(1.22)	102.76

CLASS B
December 31, 2007**	$23.42	(.18)	(1.58)	(1.76)	(3.04)	(3.04)	—(e)	$18.62	(7.55)*	$29,022	1.14*	(.82)*	78.23*
June 30, 2007	21.83	(.37)	3.32	2.95	(1.36)	(1.36)	—(e)	23.42	14.08	53,217	2.29	(1.70)	103.19
June 30, 2006	21.12	(.37)(f)	2.36	1.99	(1.28)	(1.28)	—(e)	21.83	9.36	68,710	2.29(f)	(1.67)(f)	112.19
June 30, 2005	19.69	(.33)(g,h)	2.06	1.73	(.30)	(.30)	—(e)	21.12	8.81	68,758	2.30	(1.68)(g,h)	92.37
June 30, 2004	15.12	(.32)	4.89	4.57	—	—	—(e)	19.69	30.23	67,549	2.30	(1.74)	86.96
June 30, 2003	14.93	(.25)	.44	.19	—	—	—	15.12	1.27	22,474	2.30	(1.97)	102.76

CLASS C
December 31, 2007**	$23.42	(.18)	(1.59)	(1.77)	(3.04)	(3.04)	—(e)	$18.61	(7.60)*	$18,498	1.14*	(.82)*	78.23*
June 30, 2007	21.82	(.37)	3.33	2.96	(1.36)	(1.36)	—(e)	23.42	14.14	21,447	2.29	(1.69)	103.19
June 30, 2006	21.12	(.37)(f)	2.35	1.98	(1.28)	(1.28)	—(e)	21.82	9.31	21,678	2.29(f)	(1.66)(f)	112.19
June 30, 2005	19.69	(.33)(g,h)	2.06	1.73	(.30)	(.30)	—(e)	21.12	8.81	14,148	2.30	(1.66)(g,h)	92.37
June 30, 2004	15.12	(.33)	4.90	4.57	—	—	—(e)	19.69	30.23	12,385	2.30	(1.75)	86.96
June 30, 2003	14.93	(.25)	.44	.19	—	—	—	15.12	1.27	4,399	2.30	(1.97)	102.76

CLASS M
December 31, 2007**	$23.78	(.15)	(1.61)	(1.76)	(3.04)	(3.04)	—(e)	$18.98	(7.44)*	$5,090	1.01*	(.69)*	78.23*
June 30, 2007	22.09	(.32)	3.37	3.05	(1.36)	(1.36)	—(e)	23.78	14.38	5,759	2.04	(1.43)	103.19
June 30, 2006	21.31	(.32)(f)	2.38	2.06	(1.28)	(1.28)	—(e)	22.09	9.61	5,688	2.04(f)	(1.42)(f)	112.19
June 30, 2005	19.82	(.28)(g,h)	2.07	1.79	(.30)	(.30)	—(e)	21.31	9.05	5,108	2.05	(1.42)(g,h)	92.37
June 30, 2004	15.18	(.29)	4.93	4.64	—	—	—(e)	19.82	30.57	5,305	2.05	(1.50)	86.96
June 30, 2003	14.94	(.22)	.46	.24	—	—	—	15.18	1.61	2,083	2.05	(1.72)	102.76

CLASS R
December 31, 2007**	$24.24	(.13)	(1.63)	(1.76)	(3.04)	(3.04)	—(e)	$19.44	(7.29)*	$12,989	.89*	(.56)*	78.23*
June 30, 2007	22.44	(.27)	3.43	3.16	(1.36)	(1.36)	—(e)	24.24	14.65	11,905	1.79	(1.18)	103.19
June 30, 2006	21.57	(.27)(f)	2.42	2.15	(1.28)	(1.28)	—(e)	22.44	9.92	9,500	1.79(f)	(1.17)(f)	112.19
June 30, 2005	20.01	(.21)(g,h)	2.07	1.86	(.30)	(.30)	—(e)	21.57	9.32	396	1.80	(1.03)(g,h)	92.37
June 30, 2004†	18.58	(.12)	1.55	1.43	—	—	—(e)	20.01	7.70*	19	1.05*	(.72)*	86.96

CLASS Y
December 31, 2007**	$24.71	(.07)	(1.68)	(1.75)	(3.04)	(3.04)	—(e)	$19.92	(7.11)*	$32,501	.64*	(.31)*	78.23*
June 30, 2007	22.73	(.16)	3.50	3.34	(1.36)	(1.36)	—(e)	24.71	15.28	34,532	1.29	(.69)	103.19
June 30, 2006	21.73	(.15)(f)	2.43	2.28	(1.28)	(1.28)	—(e)	22.73	10.46	34,466	1.29(f)	(.67)(f)	112.19
June 30, 2005	20.06	(.13)(g,h)	2.10	1.97	(.30)	(.30)	—(e)	21.73	9.85	29,903	1.30	(.65)(g,h)	92.37
June 30, 2004††	18.41	(.09)	1.74	1.65	—	—	—(e)	20.06	8.96*	14,355	.86*	(.49)*	86.96

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

40	41

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period December 1, 2003 (commencement of operations) to June 30, 2004.

†† For the period November 3, 2003 (commencement of operations) to June 30, 2004.

(a) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and waivers, the expenses of each class, as a percentage of its average net assets, reflect a reduction of the following amounts (Notes 2 and 5):

	12/31/07	6/30/07	6/30/06	6/30/05	6/30/04	6/30/03

Class A	0.08%	0.14%	0.12%	0.15%	0.12%	0.56%

Class B	0.08	0.14	0.12	0.15	0.12	0.56

Class C	0.08	0.14	0.12	0.15	0.12	0.56

Class M	0.08	0.14	0.12	0.15	0.12	0.56

Class R	0.08	0.14	0.12	0.15	0.09	N/A

Class Y	0.08	0.14	0.12	0.15	0.10	N/A

(b) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.01% of average net assets for the period ended June 30, 2006.

(g) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts:

		Percentage
		of average
	Per share	net assets

Class A	<$0.01	0.01%

Class B	<0.01	0.01

Class C	<0.01	0.01

Class M	<0.01	0.01

Class R	<0.01	0.01

Class Y	<0.01	0.01

(h) Reflects a special dividend received by the fund which amounted to the following amounts:

		Percentage
		of average
	Per share	net assets

Class A	$0.03	0.15%

Class B	0.03	0.13

Class C	0.03	0.14

Class M	0.03	0.13

Class R	0.05	0.26

Class Y	0.03	0.15

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 12/31/07 (Unaudited)

Note 1: Significant accounting policies

Putnam Small Cap Growth Fund (the “fund”), is a series of Putnam Funds Trust (the “trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks of small, rapidly-growing U.S. companies that Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam, LLC, believes have the potential for capital appreciation.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Prior to January 2, 2008, the class A and class M maximum front-end sales charges were 5.25% and 3.25%, respectively. Class B shares, which convert to class A shares after approximately six years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. From July 1, 2007 through November 30, 2007, class B shares had converted to class A shares after approximately seven years, and prior to July 1, 2007, they had converted after approximately eight years. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

F) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At December 31, 2007, the value of securities loaned amounted to $82,358,828. Certain of these securities were sold prior to period end and are included in the Receivable for securities sold on the Statement of assets and liabilities. The fund received cash collateral of $85,277,883 which is pooled with collateral of other Putnam funds into 57 issues of short-term investments.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

The aggregate identified cost on a tax basis is $515,769,653, resulting in gross unrealized appreciation and depreciation of $59,852,851 and $29,014,711, respectively, or net unrealized appreciation of $30,838,140.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

I) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 1.00% of the first $500 million of average net assets, 0.90% of the next $500 million, 0.85% of the next $500 million, 0.80% of the next $5 billion, 0.775% of the next $5 billion, 0.755% of the next $5 billion, 0.74% of the next $5 billion, and 0.73% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through June 30, 2008, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, expense offset and brokerage service arrangements, payments under the fund’s distribution plans and expense reductions in connection with investments in Putnam Prime Money Market Fund) would exceed an annual rate of 1.30% of the fund’s average net assets.

Putnam Management has further agreed to waive fees and reimburse expenses of the fund for the period from January 1, 2007 through June 30, 2008 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of a custom group of competitive funds selected by Lipper Inc. based on the size of the fund. The expense reimbursement is based on a comparison of the fund’s total expenses with the average operating expenses of the funds in this Lipper custom peer group for their respective 2006 fiscal years, excluding 12b-1 fees and after adjustment for certain expense offset and brokerage service arrangements that reduced expenses of the fund.

For the period ended December 31, 2007, the fund’s expenses were limited to the lower of the limits specified above and accordingly, Putnam Management waived $389,046 of its management fee from the fund.

For the period ended December 31, 2007, Putnam Management has assumed $825 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial services for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management, and by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings, transaction volumes and with respect to PFTC, certain fees related to the transition of assets to State Street. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended December 31, 2007, the fund incurred $899,747 for custody and investor servicing agent functions provided by PFTC.

Under the custodian contract between the fund and State Street, the custodian bank has a lien on the securities of the fund to the extent permitted by the fund’s investment restrictions to cover any advances made by the custodian bank for the settlement of securities purchased by the fund. At December 31, 2007, the payable to the custodian bank represents the amount due for cash advanced for the settlement of securities purchased.

The fund has entered into arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage service arrangements. For the six months ended December 31, 2007, the fund’s expenses were reduced by $36,077 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $355, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended December 31, 2007, Putnam Retail Management, acting as underwriter, received net commissions of $10,669 and $34 from the sale of class A and class M shares, respectively, and received $25,568 and $974 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended December 31, 2007, Putnam Retail Management, acting as underwriter, received $228 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended December 31, 2007, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $383,345,085 and $418,501,814, respectively. There were no purchases or sales of U.S. government securities.

Written option transactions during the period ended December 31, 2007 are summarized as follows:

	Contract	Premiums
	Amounts	Received

Written options
outstanding at
beginning of period	$ 190,754	$ 133,528

Options opened	83,622	86,622
Options exercised	—	—
Options expired	(274,376)	(220,150)
Options closed	—	—

Written options
outstanding at
end of period	$ —	$ —

Note 4: Capital shares

At December 31, 2007, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Six months ended 12/31/07:

Shares sold	2,426,073	$ 56,086,963

Shares issued
in connection
with reinvestment
of distributions	2,214,494	43,647,675

	4,640,567	99,734,638

Shares
repurchased	(2,693,206)	(62,123,926)

Net increase	1,947,361	$ 37,610,712

Year ended 6/30/07:

Shares sold	4,457,543	$ 100,535,403

Shares issued
in connection
with reinvestment
of distributions	889,547	19,828,017

	5,347,090	120,363,420

Shares
repurchased	(5,846,768)	(132,572,647)

Net decrease	(499,678)	$ (12,209,227)

CLASS B	Shares	Amount

Six months ended 12/31/07:

Shares sold	122,706	$ 2,729,949

Shares issued
in connection
with reinvestment
of distributions	219,607	4,100,053

	342,313	6,830,002

Shares
repurchased	(1,055,925)	(23,435,130)

Net decrease	(713,612)	$(16,605,128)

Year ended 6/30/07:

Shares sold	259,990	$ 5,626,889

Shares issued
in connection
with reinvestment
of distributions	160,106	3,431,185

	420,096	9,058,074

Shares
repurchased	(1,295,689)	(28,180,430)

Net decrease	(875,593)	$(19,122,356)

CLASS C	Shares	Amount

Six months ended 12/31/07:

Shares sold	97,553	$ 2,071,399

Shares issued
in connection
with reinvestment
of distributions	110,237	2,057,028

	207,790	4,128,427

Shares
repurchased	(129,692)	(2,861,505)

Net increase	78,098	$ 1,266,922

Year ended 6/30/07:

Shares sold	214,557	$ 4,659,056

Shares issued
in connection
with reinvestment
of distributions	45,789	981,257

	260,346	5,640,313

Shares
repurchased	(337,778)	(7,424,590)

Net decrease	(77,432)	$(1,784,277)

CLASS M	Shares	Amount

Six months ended 12/31/07:

Shares sold	26,391	$ 604,596

Shares issued
in connection
with reinvestment
of distributions	37,728	717,957

	64,119	1,322,553

Shares
repurchased	(38,130)	(836,049)

Net increase	25,989	$ 486,504

Year ended 6/30/07:

Shares sold	71,059	$ 1,571,145

Shares issued
in connection
with reinvestment
of distributions	14,303	310,801

	85,362	1,881,946

Shares
repurchased	(100,654)	(2,181,123)

Net decrease	(15,292)	$ (299,177)

CLASS R	Shares	Amount

Six months ended 12/31/07:

Shares sold	182,825	$ 4,075,321

Shares issued
in connection
with reinvestment
of distributions	79,226	1,543,325

	262,051	5,618,646

Shares
repurchased	(84,789)	(1,946,611)

Net increase	177,262	$ 3,672,035

Year ended 6/30/07:

Shares sold	238,785	$ 5,372,356

Shares issued
in connection
with reinvestment
of distributions	24,624	544,685

	263,409	5,917,041

Shares
repurchased	(195,688)	(4,355,751)

Net increase	67,721	$ 1,561,290

CLASS Y	Shares	Amount

Six months ended 12/31/07:

Shares sold	226,681	$ 5,205,660

Shares issued
in connection
with reinvestment
of distributions	210,535	4,202,282

	437,216	9,407,942

Shares
repurchased	(203,514)	(4,770,785)

Net increase	233,702	$ 4,637,157

Year ended 6/30/07:

Shares sold	318,099	$ 7,290,702

Shares issued
in connection
with reinvestment
of distributions	84,345	1,896,067

	402,444	9,186,769

Shares
repurchased	(520,887)	(11,868,279)

Net decrease	(118,443)	$ (2,681,510)

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended December 31, 2007, management fees paid were reduced by $1,600 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the Statement of operations and totaled $51,640 for the period ended December 31, 2007. During the period ended December 31, 2007, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $150,432,064 and $143,391,745, respectively.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Payments from Putnam Management will be distributed to certain open-end Putnam funds and their shareholders. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 7: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. Upon adoption, the Interpretation did not have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

Brokerage commissions
(Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s U.S. Small- and Mid-Cap group for the year ended December 31, 2007. The other Putnam mutual funds in this group are Putnam Capital Opportunities Fund, Putnam Discovery Growth Fund, Putnam Mid Cap Value Fund, Putnam New Opportunities Fund, Putnam OTC & Emerging Growth Fund, Putnam Small Cap Value Fund, Putnam Vista Fund, Putnam VT Capital Opportunities Fund, Putnam VT Discovery Growth Fund, Putnam VT Mid Cap Value Fund, Putnam VT New Opportunities Fund, Putnam VT OTC & Emerging Growth Fund, Putnam VT Small Cap Value Fund, and Putnam VT Vista Fund.

The top five firms that received brokerage commissions for trades executed for the U.S. Small-and Mid-Cap group are (in descending order) Citigroup Global Markets, Morgan Stanley and Company, Credit Suisse First Boston, Merrill Lynch, and RBC Capital Markets Corporation. Commissions paid to these firms together represented approximately 38% of the total brokerage commissions paid for the year ended December 31, 2007.

Commissions paid to the next 10 firms together represented approximately 40% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bear Stearns & Company, CIBC World Markets, Deutsche Bank Securities, Goldman Sachs, JPMorgan Clearing, Lehman Brothers, SG Cowen Securities, UBS Warburg, Wachovia Securities, and Weeden & Company.

Commission amounts do not include “mark-ups” paid on bond or derivative trades made directly with a dealer. Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

Putnam puts your
interests first

In January 2004, Putnam began introducing a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit www.putnam.com for details.

Cost-cutting initiatives

Ongoing expenses will be limited Through calendar 2008, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 1% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within seven calendar days of purchase (for certain funds, this fee applies for 90 days).

Fund information

Founded 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Francis J. McNamara, III
Putnam Investment	Charles E. Haldeman, Jr.	Vice President and
Management, LLC	President	Chief Legal Officer
One Post Office Square
Boston, MA 02109	Charles E. Porter	Robert R. Leveille
	Executive Vice President,	Vice President and
Marketing Services	Principal Executive Officer,	Chief Compliance Officer
Putnam Retail Management	Associate Treasurer and
One Post Office Square	Compliance Liaison	Mark C. Trenchard
Boston, MA 02109		Vice President and
	Jonathan S. Horwitz	BSA Compliance Officer
Custodian	Senior Vice President
State Street Bank and	and Treasurer	Judith Cohen
Trust Company		Vice President, Clerk and
	Steven D. Krichmar	Assistant Treasurer
Legal Counsel	Vice President and
Ropes & Gray LLP	Principal Financial Officer	Wanda M. McManus
Vice President, Senior Associate
Trustees	Janet C. Smith	Treasurer and Assistant Clerk
John A. Hill, Chairman	Vice President, Principal
Jameson Adkins Baxter,	Accounting Officer and	Nancy E. Florek
Vice Chairman	Assistant Treasurer	Vice President, Assistant Clerk,
Charles B. Curtis		Assistant Treasurer and
Robert J. Darretta	Susan G. Malloy	Proxy Manager
Myra R. Drucker	Vice President and
Charles E. Haldeman, Jr.	Assistant Treasurer
Paul L. Joskow
Elizabeth T. Kennan	Beth S. Mazor
Kenneth R. Leibler	Vice President
Robert E. Patterson
George Putnam, III	James P. Pappas
W. Thomas Stephens	Vice President
Richard B. Worley
Richard S. Robie, III
Vice President

This report is for the information of shareholders of Putnam Small Cap Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding Service Requested

Not FDIC Insured | May Lose Value | No Bank Guarantee

SA076 249427 2/08

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: February 28, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: February 28, 2008

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: February 28, 2008